UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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The Colonial BancGroup, Inc.

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TO OUR STOCKHOLDERS:

We cordially invite you to attend the annual meeting of the stockholders of The Colonial BancGroup, Inc. to be held at 10:00 a.m., central time, Wednesday, April 19, 2006, at the Colonial Financial Center, One Commerce Street, Montgomery, Alabama.

Enclosed is a Notice of the meeting, a Proxy Statement, a proxy card and the Annual Report to Stockholders for 2005. We hope that you will study the enclosed material carefully and attend the meeting in person.

Whether you plan to attend the meeting or not, please sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Alternatively, you may submit your vote by telephone or via the internet if your proxy card contains instructions for doing so. The proxy may be revoked by your vote in person at the meeting, by submission of a later dated proxy, or by you giving written notice of revocation to the Secretary of The Colonial BancGroup, Inc., at any time prior to the voting thereof.

Thank you for your support of Colonial BancGroup.

Sincerely,

Robert E. Lowder

Chairman of the Board,

Chief Executive Officer and President

March 21, 2006

NOTICE

of the

ANNUAL MEETING OF STOCKHOLDERS

of

THE COLONIAL BANCGROUP, INC.

To Be Held April 19, 2006

NOTICE IS GIVEN that the annual meeting of stockholders of The Colonial BancGroup, Inc. (“BancGroup”), a Delaware corporation, will be held at the Colonial Financial Center, One Commerce Street, Montgomery, Alabama, on Wednesday, April 19, 2006 at 10:00 a.m., central time, for the following purposes:

1. To elect the nominees named in the Proxy Statement as directors to serve terms of three years.

2. To ratify and approve an Amended and Restated Certificate of Incorporation for BancGroup.

3. To re-approve the material terms of the performance goals under The Colonial BancGroup, Inc. 2001 Long-Term Incentive Plan in order that certain awards under such plan continue to be afforded beneficial tax treatment under Section 162(m) of the Internal Revenue Code of 1986.

4. To transact such other business as may properly come before the meeting or any adjournments thereof, but which is not now anticipated.

Details respecting these matters are set forth in the accompanying Proxy Statement. Only stockholders of record at the close of business on February 21, 2006 will be entitled to notice of, and to vote at, the meeting. A complete list of the stockholders of record entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to examination by any stockholder at BancGroup’s principal office at One Commerce Street, Montgomery, Alabama, during ordinary business hours for any purpose germane to the meeting. Such list will be open for a period of at least ten days prior to the meeting.

All stockholders of BancGroup are cordially invited to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. ALTERNATIVELY, IF YOUR PROXY CARD CONTAINS INSTRUCTIONS AS TO VOTING VIA TELEPHONE OR INTERNET, YOU MAY FOLLOW THOSE INSTRUCTIONS. THE PROXY MAY BE REVOKED BY YOUR VOTE IN PERSON AT THE MEETING, BY YOUR EXECUTION AND SUBMISSION OF A LATER DATED PROXY BEFORE THE MEETING, OR IF YOU VOTE ELECTRONICALLY, THEN BEFORE 11:59 P.M. EASTERN TIME ON APRIL 18, 2006, OR BY YOU GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF BANCGROUP AT ANY TIME PRIOR TO THE VOTING THEREOF.

By Order of the Board of Directors

Robert E. Lowder

Chairman of the Board,

Chief Executive Officer and President

March 21, 2006

Bylaw Provisions Regarding Conduct of Stockholders’ Meetings	27

Proposals of Stockholders	28

Other Matters	28

Appendix A: Marked Amended and Restated Certificate of Incorporation Showing Proposed Amendments	A-1

Appendix B: The Colonial BancGroup, Inc. 2001 Long-Term Incentive Plan	B-1

THE COLONIAL BANCGROUP, INC.

One Commerce Street

Post Office Box 1108

Montgomery, Alabama 36101

Telephone: 334-240-5000

PROXY STATEMENT

FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

OVERVIEW

This Proxy Statement and the accompanying proxy card are furnished on or about March 21, 2006, by The Colonial BancGroup, Inc. (“BancGroup”) to the holders of record of common stock in connection with BancGroup’s annual meeting of stockholders (the “Annual Meeting”), and any adjournments thereof, to be held on Wednesday, April 19, 2006, at 10:00 a.m., central time, at the Colonial Financial Center, One Commerce Street, Montgomery, Alabama. The matters to be considered and acted upon, including the election of directors, are described herein.

BancGroup’s Nominating and Corporate Governance Committee and the Board of Directors of BancGroup (the “Board”) recommend (i) the election of each of the five director-nominees named in this Proxy Statement for a term of three years, (ii) the approval of an Amended and Restated Certificate of Incorporation and (iii) the re-approval of the material terms of the performance goals under The Colonial BancGroup, Inc. 2001 Long-Term Incentive Plan in order that certain awards made under this plan will continue to be afforded beneficial tax treatment under Section 162(m) of the Internal Revenue Code of 1986.

Your proxy is solicited on behalf of the Board and is revocable at any time prior to the voting of such proxy by giving written notice of revocation to the Secretary of BancGroup, by submitting a later-dated proxy, or by voting in person at the Annual Meeting. Mere attendance at the Annual Meeting without voting in person will not be sufficient to revoke a previously submitted proxy. All properly submitted proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with instructions, if any. If no instructions are given, the proxies will be voted FOR election of the director-nominees named herein, FOR Proposals 2 and 3, and in accordance with the instructions of management as to any other matters that may come before the Annual Meeting.

The cost of soliciting proxies will be borne by BancGroup. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, facsimile, e-mail or other electronic means. Banks, brokers, nominees or fiduciaries should forward the soliciting material to the principals to obtain authorization for the execution of proxies, as required by law. BancGroup also will allow proxies to be delivered by telephone or via the internet. BancGroup may, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to the principals. BancGroup has retained the firm of Georgeson Shareholder Communications, Inc. to solicit proxies and will pay that firm a fee of $6,500, plus out of pocket expenses.

STOCKHOLDERS ELIGIBLE TO VOTE

This Proxy Statement is furnished to the holders of Common Stock who were holders of record as of the close of business on February 21, 2006. Only those holders are eligible to vote at the Annual Meeting.

Votes will be tabulated and counted by one or more inspectors of election appointed by the Chairman of the Board. Proxies marked as abstentions and shares held in street names which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Such proxies will be counted for purposes of determining a quorum at the Annual Meeting. A quorum consists of a majority of the shares of Common Stock outstanding.

FIVE YEAR CUMULATIVE TOTAL RETURN

The following graph and table compare the annual changes in BancGroup’s cumulative total return for the last five years with the cumulative total return of:

•	The S&P 500 Index

•	The S&P Bank Index

The following graph and table show the value at year-end 2005 of $100 invested at the closing price on December 31, 2000 in BancGroup’s common stock, the S&P 500 and the S&P Bank Index (assuming dividends reinvested). The comparisons in this table are set forth in response to the Securities and Exchange Commission’s (the “SEC”) disclosure requirements, and therefore are not intended to forecast or be indicative of future performance of the common stock.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors (the “Board”) has determined that the majority of BancGroup’s directors are “independent.” Throughout this Proxy Statement, a reference to being “independent” means independent as that term is defined by Section 303A.02 of the listing standards of the New York Stock Exchange (the “NYSE”). In determining director independence, the Board broadly considers relevant facts and circumstances, including each director’s personal independence and the manner in which each director’s affiliations, both corporate and personal, might impair his or her independence. An independent director must be free of any relationship with BancGroup or its management that may impair the director’s ability to make independent judgments. Particular attention is paid to certain relationships between each director and management of BancGroup and Colonial Bank and any credit relationships that may exist between Colonial Bank and a director or a director’s related interest. Generally, credit relationships with directors and their affiliates will not impair independence so long as the terms of the credit relationship are similar to terms extended to other comparable borrowers. Additionally, unpaid co-membership with another BancGroup director or executive officer on the board or council of any religious, educational, governmental, public-service or non-profit institution is not deemed to adversely impact independence. A director who is an executive officer or principal stockholder of a company that makes payments to or receives payments from BancGroup for property or services in an amount which, in any one of the last three fiscal years, is more than the greater of $1,000,000 or 2% of the consolidated gross revenues of either BancGroup or such director’s company will not be considered independent. Applying these standards, which are intended to comply with the NYSE corporate governance rules, and all other applicable laws, rules and regulations, the Board has determined that each of the following directors presently in office is independent: Lewis E. Beville, Jerry J. Chesser, Augustus K. Clements, III, Robert S. Craft, Hubert L. Harris, Jr., Milton E. McGregor, Joe D. Mussafer, William E. Powell, III, James W. Rane, Frances E. Roper, Simuel Sippial, and Edward V. Welch. If elected, it is anticipated that Deborah L. Linden will also be an independent director.

The Board of Directors conducts an annual self-assessment led by the Nominating and Corporate Governance Committee. In addition, the Nominating and Corporate Governance Committee, the Personnel and Compensation Committee and the Audit Committee undergo an annual assessment of their performance in accordance with their respective charters. The non-employee directors of the Board (which currently are all the directors except the Chairman) meet in executive session at each regularly scheduled meeting, and such meetings are presided over by Mr. Craft, the Chairman of the Nominating and Corporate Governance Committee. Once a year, an executive session comprised solely of independent directors is held in place of the meeting of non-employee directors. The Board intends that non-employee directors make decisions on matters of corporate governance. As additional corporate governance standards are adopted, they will be disclosed on an ongoing basis on either BancGroup’s website or in its public filings, as appropriate.

Code of Ethics

Colonial BancGroup has adopted a Code of Ethics for Principal Financial Officers that applies to BancGroup’s chief executive officer, chief financial officer and chief accounting officer. This code of ethics was attached as Exhibit 14 to BancGroup’s Annual Report on Form 10-K for the year ended December 31, 2003. Each year, the Board of Directors also reviews, amends, if necessary or desirable, and readopts a code of ethics that applies to all employees, officers and directors of BancGroup and its subsidiaries. This more general code of ethics is posted on BancGroup’s website at www.colonialbank.com. In addition, copies of the codes of ethics and the committee charters referenced above are available in print to any stockholder who requests them by contacting Glenda Allred, Secretary, at 334-240-5000.

Corporate Governance Guidelines

In compliance with NYSE listing standards, BancGroup has adopted Corporate Governance Guidelines. These guidelines are posted on BancGroup’s website at www.colonialbank.com.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

The Company has a process to facilitate written communications by stockholders or other interested parties to the Board. Persons wishing to write to the Board of Directors of BancGroup or a specific director or committee of the Board should send correspondence to Lewis E. Beville, Chairman, Audit Committee, P.O. Box 1108, Montgomery, Alabama 36101-1108.

All appropriately designated communications received from stockholders or other interested parties will be forwarded to the applicable director or committee of the Board of Directors. Anyone who wishes to communicate with a specific Board member or committee should send instructions asking that the material be forwarded to the director or to the appropriate committee chairman.

BancGroup encourages its directors to attend its annual meeting of stockholders. Last year, all of BancGroup’s directors currently in office attended the annual meeting.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

As of February 21, 2006, BancGroup had issued and outstanding 154,304,635 shares of Common Stock with approximately 9,579 stockholders of record. Each such share is entitled to one vote. In addition, as of that date, 3,505,362 shares of Common Stock were subject to issuance upon the exercise of options pursuant to BancGroup’s stock option plans. There are currently 400,000,000 shares of Common Stock authorized. BancGroup is not aware of any material change in the ownership of Common Stock since February 21, 2006.

Beneficial Security Ownership of Management and Directors

The following table indicates for each director, director-nominee, executive officer, and all executive officers and directors of BancGroup as a group the number of shares of Common Stock beneficially owned on February 21, 2006.

	Shares of BancGroup Beneficially Owned
Name	Common Stock		Percentage of Class Outstanding
DIRECTORS
Lewis E. Beville	18,004	(1)	*
Jerry J. Chesser	334,756		*
Augustus K. Clements, III	52,834		*
Robert S. Craft	46,959	(2)	*
Patrick F. Dye	31,950		*
Hubert L. Harris, Jr.	5,403		*
Clinton O. Holdbrooks	432,000	(3)	*
Robert E. Lowder	6,604,929	(4)	4.28%
John Ed Mathison	49,919	(5)	*
Milton E. McGregor	100,000		*
John C.H. Miller, Jr.	66,213	(6)	*
Joe D. Mussafer	50,747		*
William E. Powell, III	32,994		*
James W. Rane	101,249		*
Frances Roper	764,947		*
Simuel Sippial	37,360	(7)	*
Edward V. Welch	55,360		*

DIRECTOR-NOMINEE
Deborah L. Linden	6,750		*

EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS
Sarah H. Moore	155,698	(8)	*
Caryn D. Cope	127,457	(8)	*
Patti G. Hill	121,346	(8)	*
Linda L. Green	107,841	(8)	*
David B. Byrne, Jr.	5,119		*
All Executive Officers, and Directors as a Group	9,309,835		6.03%

*	Represents less than 1%.
(1)	Includes 440 shares owned by Mr. Beville’s son.

(2)	Includes 2,808 shares held by the IRA of Mr. Craft’s wife. Mr. Craft disclaims beneficial ownership of the shares.
(3)	Includes 87,000 shares held by Mr. Holdbrooks as trustee.
(4)	Includes 500,000 shares of Common Stock subject to options under BancGroup’s stock option plans. In addition, the total includes 25,960 shares owned by Mr. Lowder’s wife. Mr. Lowder disclaims beneficial ownership of these shares.
(5)	Includes 2,000 shares owned by Dr. Mathison’s wife. Dr. Mathison disclaims beneficial ownership of these shares.
(6)	Includes 356 shares owned by Mr. Miller’s wife. Mr. Miller disclaims beneficial ownership of these shares.
(7)	Includes 500 shares owned by Mr. Sippial’s son.
(8)	Includes all shares subject to options that are exercisable within 60 days of February 21, 2006 by the following BancGroup officers: Ms. Moore (96,500), Ms. Cope (58,600), Ms. Hill (51,000) and Ms. Green (48,800). Ms. Moore’s amount includes 4,649 shares owned by her son.

ELECTION OF DIRECTORS

The Nominees

The Board recommends that the stockholders elect the five persons named below to hold office for terms of three years, or until their successors are elected and qualified. BancGroup’s Amended and Restated Certificate of Incorporation provides that the number of directors which shall constitute the entire Board shall be fixed from time to time by resolutions adopted by the Board, but shall not be less than three persons. If the stockholders elect directors as recommended by the Board, then the Board shall consist of 16 members. By resolution, the Board has currently fixed the maximum number of directors at 23.

BancGroup’s Amended and Restated Certificate of Incorporation provides for the election of directors by classes to terms of three years, with one class of approximately one-third of the total number of directors to be elected each year. Five nominees are proposed for election to the class of directors whose terms expire in 2009. At the Annual Meeting, proxies cannot be voted for more than five directors or for a person who has not been properly nominated.

Nomination Process

The nominees listed below were selected by BancGroup’s Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised solely of independent directors and is responsible for identifying individuals qualified to become Board members and recommending to the Board director nominees. The Nominating and Corporate Governance Committee will periodically review the size and composition of the Board and determine whether it is necessary to reduce the size of the Board, or to add or replace directors.

Nominees for director are selected on the basis of outstanding career achievement; broad business experience; independence; financial expertise; integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness and ability to devote adequate time to Board duties. The Board believes that each director should have, and nominees are expected to have the capacity to obtain, a basic understanding of (i) the principal operational and financial objectives and plans and strategies of BancGroup, (ii) the results of operations and financial condition of BancGroup and of any significant subsidiaries or business segments, and (iii) the relative standing of BancGroup and its business segments in relation to its competitors. The Nominating and Corporate Governance Committee also considers it essential that the Audit Committee have at least one member who qualifies as an “Audit Committee Financial Expert” as that term is defined by the SEC.

The Nominating and Corporate Governance Committee considers a variety of sources when evaluating individuals as potential Board members. BancGroup does not typically retain a search firm to assist in the selection of directors. Historically, most of BancGroup’s director nominees have served on one of Colonial Bank’s regional boards or the board of a company acquired by BancGroup, and have had a leadership position with a business or institution that is located in a community served by Colonial Bank. The Nominating and Corporate Governance Committee and the Board consider Colonial Bank regional board members to be an excellent source for nominees because service on a regional Colonial Bank board gives an individual an opportunity to better understand Colonial Bank and BancGroup, and the individual’s prior service enables the Nominating and Corporate Governance Committee to evaluate the level of contribution that individual can make to BancGroup and its constituents. The Nominating and Corporate Governance Committee and Board also take into consideration the diversity of the Board when selecting nominees. The Nominating and Corporate Governance Committee will review this process from time to time and may alter the process at its discretion.

If, prior to the voting at the Annual Meeting, any person proposed for election as a director is unavailable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the Nominating and Corporate Governance Committee and the members of the Board may recommend. The management of BancGroup knows of no reason why any nominated person would be unavailable to serve as a director.

Vote Required

Assuming a quorum is present at the Annual Meeting, a plurality of the votes cast will be sufficient to elect the directors. Voting for directors is Proposal 1 on the proxy card.

The bylaws of BancGroup contain certain limitations on stockholder nominations of candidates for election as directors. See “Bylaw Provisions Regarding Conduct of Stockholders’ Meetings” for a description of such limitations.

The following table provides certain biographical information about each nominee to be proposed on behalf of the Board and continuing directors whose terms will expire in 2007 and 2008. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the last five years.

NOMINEES FOR A TERM EXPIRING IN 2009:

Name, Age and Year Became Director	Position and Office Held with BancGroup And Colonial Bank	Present and Principal Occupation for Last Five Years
Lewis E. Beville 53, 1997	Director, BancGroup; Chairman, Audit Committee; Member, Nominating and Corporate Governance Committee	Vice President of T&B Ltd. d/b/a Thames, Batre, Mattei, Beville and Ison (insurance agency), Mobile, AL

Deborah L. Linden 50	Director-Nominee	Chief Executive Officer of Island One Resorts and Club Navigo; Chairman of the Board of Island One Resorts Management Corporation, Orlando, FL

John Ed Mathison 67, 1987	Director, BancGroup	Senior Minister, Frazer Memorial United Methodist Church, Montgomery, AL

Joe D. Mussafer 66, 1981	Director, BancGroup; Member, Asset/Liability Committee; Member, Personnel and Compensation Committee	President, MBC United Wholesale, LLC, Montgomery, AL

Edward V. Welch 73, 1981	Director, BancGroup; Member, Asset/Liability Committee	Chairman of the Board, Welch, Hornsby & Welch, Inc, (investment advisory firm) and Trinity Investments, Inc., (investment holding company); Part Owner, The Timberlands, LLC; Part Owner, The Waters at Waugh, LLC, Montgomery, AL

CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2008:

Name, Age and Year Became Director	Position and Office Held with BancGroup And Colonial Bank	Present and Principal Occupation for Last Five Years
Augustus K. Clements, III 63, 1997	Director, BancGroup; Member, Executive Committee; Director, Colonial Bank	Managing Partner, Clements Financial Group, LLC, from 2001 through 2004; Managing Partner, The Clements Agency, prior to 2001, Montgomery, AL; Financial Representative, Clements Financial Group, LLC since January 2005.

Patrick F. Dye 66, 1981	Director, BancGroup; Member, Asset/Liability Committee	Special Advisor, Auburn University; Part Owner, Craftmasters Printing, since 2001; Assistant to the President, Auburn University Foundation, since 2002; Former Host of “Pat Dye Outdoors” (Radio Show); Owner, Crooked Oaks Hunting Preserve; Owner, Wildlife Information, LLC, Auburn, AL

Milton E. McGregor 66, 1993	Director, BancGroup; Member, Personnel and Compensation Committee	Chief Executive Officer and President, Macon County Greyhound Park d/b/a Victoryland; Chief Executive Officer and President, Jefferson County Racing Association (greyhound racing facility); Part Owner, Southern Springs Nursing Home; Part Owner, Union Street Partners, Montgomery, AL

William E. Powell, III 61, 1987	Director, BancGroup; Member, Audit Committee; Member, Nominating and Corporate Governance Committee; Member, Colonial Bank Fiduciary Committee, Director, Colonial Bank	Executive Vice President, Alabama Cattlemen’s Association (trade association representing the beef cattle industry), Montgomery, AL

Simuel Sippial 63, 1997	Director, BancGroup; Chairman, Personnel and Compensation Committee; Member, Executive Committee; Member, Audit Committee; Member, Nominating and Corporate Governance Committee; Director, Colonial Bank; Chairman, Colonial Bank Fiduciary Audit Committee; Member, Colonial Bank CRA Committee	President, Sippial Enterprises, Inc. (real estate investment company), Montgomery, AL

CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2007:

Name, Age and Year Became Director	Position and Office Held with BancGroup And Colonial Bank	Present and Principal Occupation for Last Five Years
Robert S. Craft 54, 1992	Director, BancGroup; Chairman, Nominating and Corporate Governance Committee; Member, Executive Committee	President, Craft Development Corp. (golf course ownership and development company); Managing Officer, Pinehurst Development (real estate development company); Managing Member, Craft Turf Farms LLC, ( turf grass production and sales company); President, Wingo Trucking Inc. (trucking company); Managing Member, Woodlands Management Co. LLC, (golf course management company); Managing Member, Bright’s Creek Development Co. LLC, (golf course ownership company); Managing Member, TRI-TEL, LLC, (hotel ownership company); President, Cotton Creek Condominium Development Corp. (condominium development company); President, Craft Realty, Inc.; Member, Craft Properties, Ltd. (a family limited partnership); Managing Member, Turf Properties, LLC, and Turf Properties #2, LLC, (turf grass production and sales company), Craft Farms Land Development Company, LLC.; Member, Robert Craft Ventures LLC; Member, Turf Properties #3, LLC, Foley, AL.

Hubert L. Harris, Jr. 62, 2004	Director, BancGroup; Member, Audit Committee; Member, Asset/Liability Committee	Chief Executive Officer of INVESCO North America from August 2003 to retirement in December 2005, Atlanta, GA; Chief Executive Officer of AMVESCAP Retirement from January 1998, to August 2003, Atlanta, GA

Clinton O. Holdbrooks 67, 1986	Director, BancGroup; Chairman, Asset/Liability Committee	Chairman of the Board, East Central Area of the Alabama Region since July, 2002; Chairman of the Board, Central Alabama Region June 2000 to July 2002, Birmingham, AL

Robert E. Lowder* 63, 1981	Chairman of the Board, Chief Executive Officer and President, BancGroup; Chairman, Executive Committee, BancGroup; Chairman of the Board, Chief Executive Officer and President, Colonial Bank	Chairman of the Board and Chief Executive Officer, BancGroup and Colonial Bank since 1981; also President of BancGroup and Colonial Bank from 1981 to 2003 and since 2005

Name, Age and Year Became Director	Position and Office Held with BancGroup And Colonial Bank	Present and Principal Occupation for Last Five Years
John C.H. Miller, Jr. 62, 1981	Director, BancGroup; Member, Executive Committee	Member, Miller, Hamilton Snider & Odom, L.L.C. (law firm); Vice President, The Pilot Group (consulting firm), until 2001, Mobile, AL

James W. Rane 59, 1997	Director, BancGroup; Member, Asset/Liability Committee	President, Great Southern Wood Preserving, Inc., Great Southern Wood of Florida, Inc., Great Southern Wood of North Alabama, Inc. and Great Southern Wood—Statesboro, Inc.; Manager, Texas, Great Southern Wood, LLC, (lumber companies); President, Global Fibers USA, Inc., Abbeville, AL.

*	Indicates that the director is also an executive officer.

Meetings of the Board of Directors and Committees

BancGroup’s Amended and Restated Certificate of Incorporation provides that there shall be an Audit Committee of the Board composed of not less than three directors appointed by the Board at least annually, none of whom shall be active officers of BancGroup. Pursuant to its charter, the Audit Committee shall meet at least four times each year, review BancGroup’s quarterly and annual financial reports, and report the results of its examinations in writing to the Board at its next regular meeting. The Audit Committee may make recommendations to the Board and, with the approval of the Board, may employ an independent firm of certified public accountants. The Board has determined that all members of the Audit Committee are independent, and that each member of the Audit Committee satisfies the experience and financial literacy requirements established by the NYSE. In addition, the Board has determined that two of its members, Lewis E. Beville and Hubert L. Harris, Jr., qualify as audit committee financial experts as defined by the NYSE and the SEC. The Audit Committee met eight times in 2005 (See “Audit Committee Report”). The Audit Committee Charter, as amended, is available on BancGroup’s website at www.colonialbank.com.

BancGroup’s Personnel and Compensation Committee (the “Compensation Committee”) discharges the Board’s responsibilities in matters relating to executive compensation, administers of BancGroup’s incentive compensation and equity-based plans, and to produce annually a report on executive compensation for inclusion in BancGroup’s proxy statement. The Compensation Committee met six times in 2005 (See the “Personnel and Compensation Committee Report”). All current members of the Compensation Committee have been determined by the Board to be independent. The Compensation Committee’s charter is available on BancGroup’s website at www.colonialbank.com.

BancGroup’s Nominating and Corporate Governance Committee nominates individuals to stand for election as directors of BancGroup and evaluates BancGroup’s standards of corporate governance. After a full discussion of qualifications of the nominees, this committee recommended the nomination of the individuals listed on page 7, who will stand for election at the 2006 annual meeting of stockholders. This committee met four times in 2005. The Board has determined that all members of the Nominating and Corporate Governance Committee are independent. The Nominating and Corporate Governance Committee will consider a nomination recommended by BancGroup stockholders, but only if the nomination is submitted in accordance with BancGroup’s bylaws. See “Bylaw Provisions Regarding Conduct of Stockholders’ Meetings” for a description of the procedures that must be followed to nominate a director. The Nominating and Corporate Governance Committee has adopted a charter which is available to stockholders on BancGroup’s website at www.colonialbank.com.

BancGroup’s Executive Committee performs certain actions in lieu of the Board at times when a meeting of the full Board is not feasible or practicable. This committee met three times in 2005. Actions taken by the Executive Committee at those meetings were later ratified by the full board of directors.

BancGroup’s Asset/Liability Committee (ALCO) establishes a framework of procedures, responsibilities and policies regarding the management of BancGroup’s assets and liabilities in order to optimize the net interest margin and net income under a range of interest rate scenarios while assuming reasonable business risks. Management provides to this committee detailed reports on the company’s interest rate risk and liquidity position along with current strategies. This committee met four times in 2005.

During 2005, the Board met four times. All incumbent BancGroup directors standing for reelection attended 75% or more of the Board meetings and the respective committee meetings, in which he served.

The following table shows the current membership of each committee.

Director	Executive	Audit	Personnel and Compensation	Nominating and Corporate Governance	ALCO
Lewis E. Beville		Chair		X
Augustus K. Clements, III	X
Robert S. Craft	X			Chair
Patrick F. Dye					X
Hubert L. Harris, Jr.		X			X
Clinton O. Holdbrooks					Chair
Robert E. Lowder	Chair
Milton E. McGregor			X
John C.H. Miller, Jr.	X
Joe D. Mussafer			X		X
William E. Powell, III		X		X
James R. Rane					X
Simuel Sippial	X	X	Chair	X
Edward V. Welch					X

Directors’ Compensation

Directors’ Plan.    BancGroup’s Restricted Stock Plan for Directors (the “Directors’ Plan”) provides a means whereby directors of BancGroup and its subsidiaries, as well as its regional and local advisory boards, may receive shares of BancGroup common stock in lieu of cash fees for service as directors. Directors of subsidiaries who are also employees are not currently eligible to participate in the Directors’ Plan.

Upon election as a director, each director may receive, at the option of the director, in lieu of cash fees, that number of whole shares of common stock of BancGroup, rounded to the nearest whole number, determined by dividing the Regular Fees the director would have received during the director’s current term of office by the average of the closing prices of the common stock as reported by the NYSE for the period of 30 trading days prior to such election. “Regular Fees” means that amount of fees payable to a director in cash for a full term of office as a director, and without regard to attendance at meetings. Under the terms of the Directors’ Plan, a BancGroup director’s term of office begins on the day of BancGroup’s annual meeting of stockholders and ends the day before the next year’s annual meeting.

A director may also elect to receive common stock at the end of the term, based upon the amount of Supplemental Fees such director would have been entitled to receive during such term and subject to certain restrictions and risks of forfeiture, provided such director has waived the receipt of Supplemental Fees at the commencement of such director’s term. “Supplemental Fees” means fees paid to a director for attendance at the committee meetings, special meetings of the Board, or otherwise, and which are paid only on an ad hoc basis. The number of shares to which the director is entitled shall be calculated at the end of the director’s term and shall be equal to that number of whole shares of common stock, rounded to the nearest whole number, determined by dividing the Supplemental Fees the director would have received during the current term by the average of the closing prices of the common stock for the period of 30 trading days prior to the election as a director to such term.

Each director of BancGroup who participates in the Directors’ Plan must enter into a written agreement with BancGroup. Directors of BancGroup may elect on an annual basis whether to participate in the Directors’ Plan for the following year commencing with the annual meeting of stockholders, in which case the 30-day period used to determine price expires prior to the annual meeting which commences the period of annual participation. No director may receive more than 4,800 shares of common stock during any one year, except for shares which may be received through stock splits, stock dividends, or certain other events specified in the Directors’ Plan.

Directors to whom shares of common stock have been earned in lieu of Regular Fees under the Directors’ Plan have all rights of stockholders with respect to shares of common stock so awarded, subject to certain provisions regarding forfeiture, which means, among other things, that directors may receive dividends upon and vote the shares of Common Stock awarded in lieu of Regular Fees.

Director Compensation.    During 2005, Directors of BancGroup received fees of $5,000 per quarter, plus $2,000 for each Board meeting attended. Members of BancGroup committees received fees of $1,000 for each BancGroup committee meeting attended. The Chairman of the Audit Committee received $2,000 per quarter and $1,000 per committee meeting attended. Chairmen of any committee other than the Audit Committee received $1,500 per meeting. From time to time, BancGroup may form one or more special litigation committees. Fees paid to such special litigation committee members are $1,000 per meeting attended, provided, however, that in the event a meeting extends beyond four hours in length, then each member shall receive an additional $500 fee for any additional four hour period or any portion thereof. Certain directors of BancGroup also serve as directors of Colonial Bank or its regional boards and receive fees for services on those boards. Fees paid to BancGroup directors under the Directors’ Plan for service as directors of BancGroup and its subsidiaries in cash and stock in 2005 totaled $700,600. BancGroup’s 2006 director fee schedule is the same as it was in 2005.

John C.H. Miller, Jr., Patrick F. Dye and John Ed Mathison received employment-related or other compensation during 2005 of $41,000, $3,000, and $18,000, respectively. Mr. Miller also received use of a company vehicle for personal use valued at $16,055, the personal use of the company aircraft valued at $2,948 and received a $300,000 year-end cash bonus for services provided to BancGroup. Mr. Miller provides advice to BancGroup management and to Colonial Bank’s Gulf Coast Area of the Alabama Region and South Florida Region that extends beyond the legal work for which Mr. Miller’s law firm receives legal fees. Mr. Dye and Dr. Mathison perform consulting, public relations, speaking engagements, and/or customer development services for either BancGroup, Colonial Bank or both. Dr. Mathison also received use of the company aircraft valued at $4,749.

AUDIT COMMITTEE REPORT

The Audit Committee of BancGroup consists of Lewis E. Beville, Chairman, Hubert L. Harris, Jr., William E. Powell III, and Simuel Sippial. The members of the Audit Committee satisfy the independence (as defined by Section 303A.02 of the NYSE’s listing standards) and experience requirements of the NYSE and the applicable rules and regulations promulgated by the SEC pursuant to the Sarbanes-Oxley Act of 2002. Mr. Beville and Mr. Harris have been determined to qualify as “audit committee financial experts” as that term has been defined by SEC rules and regulations.

The Audit Committee has adopted a charter. The Audit Committee reviews its charter for adequacy on an annual basis. The charter is available to stockholders on BancGroup’s website at www.colonialbank.com. In accordance with its charter, the Audit Committee met eight times in 2005. The Audit Committee has reviewed BancGroup’s audited financial statements with management to determine whether such statements were consistent with BancGroup’s audit policy and whether BancGroup’s internal controls were adequate for the preparation of the financial statements. The Audit Committee also reviewed with management and BancGroup’s independent auditor the quarterly financial statements of BancGroup prior to the filing of BancGroup’s Quarterly Reports on Form 10-Q in 2005.

One of the Audit Committee’s responsibilities is to recommend to the BancGroup’s Board of Directors an independent auditor. The Audit Committee has recommended PricewaterhouseCoopers LLP as BancGroup’s independent auditor for 2006 (See “Relationship with Independent Public Accountant”).

In making its recommendation for 2006, the Audit Committee considered the fees paid to PricewaterhouseCoopers LLP in relation to the services PricewaterhouseCoopers LLP provided and the compatibility of any non-audit services that PricewaterhouseCoopers LLP provided to BancGroup with PricewaterhouseCoopers LLP’s status as its independent auditor. See “Relationship with Independent Public Accountant—Audit Fees” for more information regarding fees paid to PricewaterhouseCoopers LLP during 2005.

The Audit Committee reviews allowable non-audit services that are proposed to be provided by PricewaterhouseCoopers LLP and approves such if it determines that such services are not incompatible with maintaining PricewaterhouseCoopers LLP’s independence.

This report is submitted by the Committee.

Lewis E. Beville, Chairman

Hubert L. Harris, Jr.

William E. Powell

Simuel Sippial

PERSONNEL AND COMPENSATION COMMITTEE REPORT

The Compensation Committee is responsible for discharging the Board’s responsibilities in executive compensation matters and for administering BancGroup’s incentive compensation and equity-based plans. The Compensation Committee’s charter reflects these responsibilities. To fulfill its responsibilities, the Committee meets throughout the year and also takes action by written consent. The Chairman of the Compensation Committee reports on Compensation Committee actions at meetings of BancGroup’s Board of Directors.

Compensation Policy

Consistent with prior practice and policy, in 2005, the Compensation Committee made decisions relating to executive compensation based on the following factors:

•	BancGroup’s financial performance, both in terms of the attainment of short-term and long-term goals;

•	the competitiveness of executive compensation with BancGroup’s peers;

•	the encouragement of stock ownership by executive officers;

•	the individual performance of each executive officer; and

•	the recommendations of the Chief Executive Officer.

Compensation Program

The primary elements of BancGroup’s executive compensation program are (1) base salary; (2) annual bonus; and (3) long-term incentives. Following is a discussion of each of these components.

Base Salary

In February 2005, the Compensation Committee met to approve base salaries for the 2005 fiscal year for the Chief Executive Officer and the executive officers who report directly to the Chief Executive Officer.

As part of its consideration of base salaries, the Compensation Committee reviewed compensation information from a peer group made up of financial institutions with total assets ranging from approximately $8 billion to $32 billion. At December 31, 2005, BancGroup had total assets of approximately $21.4 billion. This peer group is not the same as the group of companies that make up the S&P 500 Bank Index presented in the Comparison of Five-Year Cumulative Total Return graph included in this proxy statement. The Compensation Committee believes that the use of a smaller peer group tailored by asset size is more valid for salary evaluation purposes, even though not all the companies in the compensation peer group are included in the S&P 500 Bank Index, and even though many companies included in the S&P 500 Bank Index are not included in the compensation peer group.

The salaries paid to executives in comparable positions in the peer group companies were analyzed in terms of (1) return on average assets, (2) return on average equity, (3) the level of nonperforming assets, and (4) stock performance within ranges comparable to the same performance criteria for BancGroup. These criteria reflect how well such executive officers perform for the benefit of stockholders.

The Compensation Committee accorded equal weight to the performance criteria in assessing the performance of BancGroup and in making the comparisons with the peer group. The Compensation Committee did not approve compensation levels based upon a formula, but, rather, after reviewing the factors outlined above and receiving recommendations from the Chief Executive Officer, the Compensation Committee established salaries for 2005 that, in its subjective judgment, were fair in terms of BancGroup’s performance in comparison with the peer group, the responsibilities performed by the executives within BancGroup, and the level of compensation paid to comparable executives in the peer group companies.

The Compensation Committee evaluated the salary of the Chief Executive Officer on the basis of the same criteria used to evaluate salaries of other executive officers. The Compensation Committee’s determination of an appropriate level of compensation for the Chief Executive Officer was thus based on a comparison of BancGroup’s performance with the performance of the peer group, the Chief Executive Officer’s responsibilities within BancGroup, and the compensation paid to chief executive officers within the peer group. In light of this evaluation, the Compensation Committee recommended that the Chief Executive Officer’s salary for 2005 remain unchanged at $1,080,000.

Cash Bonuses

In December 2005, the Compensation Committee approved the following discretionary cash bonuses to BancGroup’s executive officers that report directly to the Chief Executive Officer:

•	Sarah H. Moore - $500,000
•	Caryn D. Cope - $500,000
•	Patti G. Hill - $500,000
•	Linda L. Green - $50,000

In deciding on these year-end cash bonus awards, the Compensation Committee considered peer compensation information (from financial institutions similar in asset size and performance to BancGroup), BancGroup’s earnings in 2005, the individual performances of these executives, the value of this management team to BancGroup, and the recommendations of the Chief Executive Officer.

In addition to discretionary cash bonuses, the Compensation Committee may award annual bonuses pursuant to BancGroup’s Management Incentive Plan (the “MIP”) (which was originally approved by shareholders in 2000 and then reapproved last year). The Compensation Committee selects participants in the MIP from year to year.

In December 2004, the Compensation Committee selected the Chief Executive Officer to participate in the MIP in 2005, and in March 2005, the Compensation Committee developed a payout matrix upon which the Chief Executive Officer’s bonus under the MIP would be based. Under this matrix, the Chief Executive Officer was eligible to receive a bonus ranging from zero to 150% of his base salary depending upon BancGroup’s performance with respect to four business criteria: return on average assets, return on average equity, earnings per share, and nonperforming assets. At a meeting in February 2006, the Compensation Committee reviewed BancGroup’s 2005 performance with respect to these measures and certified that the Chief Executive Officer was entitled to receive a cash bonus of $999,702.

Long-Term Incentives - Stock Bonuses and Stock Options

It is the Compensation Committee’s practice to award long-term incentives to executives in the form of stock options and restricted stock awards pursuant to BancGroup’s Long-Term Incentive Plan (the “LTIP”). Stock options provide employees with the opportunity to buy and maintain an equity interest in BancGroup and to share in its capital appreciation. Restricted stock awards are designed to create equity ownership and to focus executives on BancGroup’s long-term performance, as well as to serve as a retention tool for certain key employees.

In January 2005, the Compensation Committee approved awards of restricted stock designed to retain certain key employees, including Ms. Moore, Ms. Cope, and Ms. Hill. Each of these executives received 30,000 shares of restricted stock, which will vest 100% in January 2010 provided the executive remains employed with BancGroup until that time.

In March 2000, the Compensation Committee awarded the Chief Executive Officer 125,000 shares of restricted stock under BancGroup’s Stock Bonus and Retention Plan (a predecessor to BancGroup’s LTIP). The vesting of 62,500 of these shares was made contingent upon BancGroup’s common stock price reaching a certain level within five years of the date the shares were granted, while the vesting of the remaining 62,500 shares of restricted stock was made contingent upon the level of BancGroup’s return on average assets, return on average equity, earnings per share, and nonperforming assets. Pursuant to the terms of this award, 22,545 shares of restricted stock expired on June 30, 2005 and did not vest.

In addition, in March 2001, the Compensation Committee awarded the Chief Executive Officer 75,000 shares of restricted stock under BancGroup’s Stock Bonus and Retention Plan. The vesting of 37,500 of these shares was made contingent upon BancGroup’s common stock price reaching a certain level within five years of the date the shares were granted, while the vesting of the remaining 37,500 shares of restricted stock was made contingent upon the level of BancGroup’s return on average assets, return on average equity, earnings per share, and nonperforming assets. At its meeting held in February 2006, the Compensation Committee certified that 1,496 shares of restricted stock vested as a result of BancGroup’s performance in 2005 with respect to these four financial measures.

Throughout 2005, the Compensation Committee discussed the importance of making a long-term incentive award to the Chief Executive Officer. In doing so, the Committee considered both the types and amounts of long-term compensation awards made by peer institutions, the expiration of the restricted stock awards described above, the company’s success, the critical role of the Chief Executive Officer in such success, and the CEO’s equity stake in BancGroup. Based on these factors, in December 2005, the Compensation Committee approved an award of 200,000 stock options to the CEO, which will vest in five equal annual installments.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code limits BancGroup’s tax deduction for compensation expense in excess of $1 million paid to the company’s most highly compensated executive officers. However, performance-based compensation is not subject to the $1 million deduction limit if it meets certain requirements (i.e., the compensation is paid under a plan administered by a committee of outside directors, based on achieving objective performance goals, the material terms of which have been approved by shareholders).

The Compensation Committee considers the impact of Section 162(m) in making compensation decisions affecting BancGroup’s covered executives (i.e., the Chief Executive Officer and the next four most highly compensated officers). In 2005, BancGroup’s shareholders approved the Amended and Restated Management Incentive Plan for the purpose of providing short-term, performance-based cash bonus opportunities to BancGroup’s executive officers. The Compensation Committee believes that payments under the MIP satisfy the requirements for exemption under Section 162(m).

In 2001, BancGroup’s shareholders approved the Long-Term Incentive Plan, which authorizes many types of awards that would qualify as performance-based compensation under Section 162(m). As a result, such awards would not count toward the $1 million deduction limitation.

The Compensation Committee believes that, in some circumstances, factors other than tax deductibility are more important in determining the most appropriate form and levels of executive compensation. As a result, the Committee believes that it is important to retain the flexibility to make compensation decisions consistent with its executive compensation philosophy, even if some executive compensation is not fully deductible. Accordingly, on occasion the Committee has approved certain compensation that is not fully deductible and reserves the right to do so in the future, when appropriate.

This report is submitted by the Compensation Committee.

Simuel Sippial, Chairman

Milton E. McGregor

Joe D. Mussafer

Neither the Five Year Cumulative Total Return graph on page 2 nor the Personnel and Compensation Committee Report given above is to be deemed to be incorporated by reference into any past or subsequent filings by BancGroup under the Securities Act of 1933 or the Securities Exchange Act of 1934.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents for BancGroup’s last three fiscal years the compensation paid to the Chief Executive Officer of BancGroup, and the four most highly compensated individuals who served as executive officers of BancGroup during calendar year 2005, plus one former officer who would have been included except that he was no longer an officer at December 31, 2005.

						Long Term Compensation
Name and Principal Position	Annual Compensation					Restricted Stock Awards($)		Securities Underlying Options(#)		All Other Compensation($)(1)
	Year	Salary($)		Bonus($)
Robert E. Lowder Chairman, Chief Executive Officer and President	2005 2004 2003	1,080,000 1,080,000 982,190		999,702 732,996 613,181	(2) (2) (2)	30,752 19,171 22,170	(3) (3) (3)	200,000 — —	(9)	195,420 160,433 171,988

Sarah H. Moore Sr. Executive Vice President and Chief Financial Officer	2005 2004 2003	400,000 300,000 240,000		500,000 150,000 100,000		714,600 — —	(7)	— 10,000 10,000	(4) (4)	6,300 6,150 6,000

Caryn D. Cope Sr. Executive Vice President and Chief Credit Officer	2005 2004 2003	350,000 278,000 225,000		500,000 150,000 100,000		714,600 — —	(7)	— 10,000 10,000	(5) (4)	12,300 12,150 11,626

Patti G. Hill Sr. Executive Vice President and Chief Operating Officer	2005 2004 2003	300,000 207,000 166,000		500,000 100,000 25,000		714,600 — —	(7)	— 10,000 5,000	(6) (4)	14,700 14,550 12,557

Linda L. Green Executive Vice President Wealth Management, BancGroup; Chief Executive Officer and President of Colonial Brokerage, Inc.	2005 2004 2003	230,000 215,000 199,000		50,000 50,000 20,000		— —		— 5,000 2,000	(8) (8)	14,700 14,550 14,365

W. Flake Oakley Former President(10)	2005 2004 2003	400,000 300,000 251,000	(10)	— 150,000 100,000		714,600 — —	(7)(10)	— 10,000 10,000	(5) (4)	— 6,150 6,000

(1)

The amounts shown in this column for Mr. Lowder consist of $184,130, $149,293 and $164,562 in compensation for personal use of the company aircraft in 2005, 2004, and 2003, respectively. In calculating these amounts, BancGroup used an “incremental cost” approach. This methodology represents a new approach for BancGroup, which previously used SIFL (as defined by the Internal Revenue Code) to determine the amounts associated with the personal use of company aircraft. Thus, the disclosures for fiscal 2003 and 2004 have been reclassified to reflect aggregate incremental cost. The amounts in this column also include for Mr. Lowder $6,300, $6,150, and $6,000, contributed in 2005, 2004, and 2003, respectively, to BancGroup’s 401(k) Plan and Profit Sharing Plan; and $4,990, $4,990, and $1,426 in 2005, 2004, and 2003, respectively, for insurance premiums paid by BancGroup for Mr. Lowder. The amounts shown for Mr. Moore consist of $6,300, $6,150 and $6,000 contributed in 2005, 2004 and 2003, respectively, to BancGroup’s 401(k) Plan and Profit Sharing Plan. The amounts shown for Ms. Cope consist of $6,300,

$6,150 and $5,626 contributed in 2005, 2004 and 2003, respectively, to BancGroup’s 401(k) Plan and Profit Sharing Plan; and $6,000 for a car allowance for each of the years 2005, 2004 and 2003. The amounts shown for Ms. Hill consist of $6,300, $6,150 and $4,157 contributed in 2005, 2004 and 2003, respectively, to BancGroup’s 401(k) Plan and Profit Sharing Plan; and $8,400 for a car allowance for each of the years 2005, 2004 and 2003. The amounts shown for Ms. Green consist of $6,300, $6,150 and $5,965 contributed in 2005, 2004 and 2003, respectively, to BancGroup’s 401(k) Plan and Profit Sharing Plan; and $8,400 for a car allowance for each of the years 2005, 2004 and 2003. The amounts shown for all other persons reflect only contributions by BancGroup to the 401(k) and Profit Sharing Plan.

(2)	Represents a cash bonus awarded under BancGroup’s Management Incentive Plan.
(3)	Includes the market value of 1,291 shares, 903 shares, and 1,280 shares of common stock as of December 31, 2005, 2004 and 2003, respectively, awarded to Mr. Lowder in lieu of cash director fees pursuant to BancGroup’s Restricted Stock Plan for Directors. These shares vest annually on the day before the annual meeting of stockholders of the corporation in question. At December 31, 2005, 2004 and 2003, the per share market values of these shares were $23.82, $21.23, and $17.32, respectively.

The following table provides information about restricted shares not vested as of December 31, 2005.

Name	Aggregate # of Restricted Shares Held	Market Value on December 31, 2005
Robert E. Lowder	8,803	$209,687
Sarah H. Moore	30,800	733,656
Caryn D. Cope	30,800	733,656
Patti G. Hill	30,400	724,128

(4)	Represents options awarded on December 23, 2003. These options vest at the rate of 20% per year beginning on the first anniversary of the date of grant. Mr. Oakley, Ms. Moore and Ms. Cope each received options to purchase 10,000 shares respectively. Ms. Hill received options to purchase 5,000 shares.
(5)	Represents options awarded on December 28, 2004. These options vest at the rate of 20% per year beginning on the first anniversary of the date of grant. Mr. Oakley, Ms. Moore and Ms. Cope each received options to purchase 10,000 shares respectively.
(6)	Represents options awarded on December 30, 2004. These options vest at the rate of 20% per year beginning on the first anniversary of the date of grant. Ms. Hill received options to purchase 10,000 shares.
(7)	In January 2005, Mr. Oakley, Ms. Moore, Ms. Cope, and Ms. Hill were awarded 30,000 restricted shares that are scheduled to vest in 2010 if the officers are still employed by BancGroup at that time.
(8)	Represents options awarded to Ms. Green on December 23, 2003 and December 30, 2004. These options vest at the rate of 20% per year beginning one year from the date of grant. Ms. Green received options to purchase 2,000 and 5,000 shares respectively.
(9)	Represents options granted to Mr. Lowder on December 22, 2005. These options vest at the rate of 20% per year beginning one year from the date of grant.
(10)	Mr. Oakley resigned as an executive officer of BancGroup as of June 1, 2005. His 2005 salary amount in the table is an annualized figure. Pursuant to a consulting agreement between BancGroup and Mr. Oakley, he actually received a total of $290,000 for 2005. This consulting agreement expired on December 31, 2005. The restricted shares granted to Mr. Oakley in January of 2005 also expired on December 31, 2005.

FOR A DISCUSSION OF CERTAIN COMPENSATION COMMITTEE INTERLOCKS, SEE “COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.” SEE ALSO “PERSONNEL AND COMPENSATION COMMITTEE REPORT.”

Options

The following table shows certain information respecting exercised and unexercised options for common stock held by BancGroup executive officers at December 31, 2005. Certain options have been granted pursuant to a vesting schedule which only permits the holder to exercise options respecting 20% of the shares for each year the holder is employed after the grant of options.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

Name	Shares Acquired On Exercise(#)	Value Realized($)(1)	Number of Securities Underlying Unexercised Options At December 31, 2005	Values of Unexercised In-the-Money Options At December 31, 2005(2)
			Exercisable/ Unexercisable	Exercisable/ Unexercisable
Robert E. Lowder	—	—	500,000/200,000	$6,673,120/-0-
Sarah H. Moore	—	—	96,500/17,000	$1,243,316/91,350
Caryn D. Cope	—	—	58,600/21,400	$678,662/144,458
Patti G. Hill	—	—	71,000/14,000	$827,924/72,050
Linda L. Green	8,000	112,720	48,800/8,200	$551,266/50,638
W. Flake Oakley	108,000	1,142,348	6,000/-0-	$35,840/-0-

(1)	Value realized would be the difference between the fair market value of the securities underlying the options and the exercise price on the date of exercise.
(2)	Value is calculated by subtracting the exercise price from the market value of underlying securities at December 31, 2005.

Option Grants in the Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Market Price on Date of Grant	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
						5%($)	10%($)
Robert E. Lowder	200,000	29%	24.09	24.09	December 22, 2015	3,030,014	7,678,651

Defined Benefit Plan

BancGroup and subsidiaries are participants in a pension plan that covers most employees who have met certain age and length of service requirements. The plan provides benefits based on final average earnings, covered compensation and years of benefit service. On December 31, 2005, BancGroup closed the pension plan to new employees and set the compensation amount and years of service for the future benefits calculation for participants.

The following table reflects the estimated annual benefits payable upon retirement under the Retirement Plan as a single life annuity commencing at age 65. These benefits ignore the lower benefit rate applicable to earnings below the Social Security Covered Compensation level.

Average Annual Remuneration	Years of Service
	Five	Ten	Fifteen	Twenty	Twenty-Five
$100,000	$ 7,600	$15,200	$22,800	$30,400	$38,000
125,000	9,500	19,000	28,500	38,000	47,500
160,000	12,160	24,320	36,480	48,640	60,800
200,000	15,200	30,400	45,600	60,800	76,000

A person’s benefits are not increased to the extent his average annual compensation exceeds $210,000.

Benefits are based upon the number of years of service (maximum 25 years), the participant’s final average earnings, and the amount of Social Security Covered Compensation. A participant receives credit for a year of service for every year in which 1,000 hours are completed in the employment of BancGroup or one of its subsidiaries. Benefits are based upon the number of years of service (maximum 25 years), the participant’s final average earnings, and the amount of Social Security Covered Compensation. A participant receives credit for a year of service for every year in which 1,000 hours are completed in the employment of BancGroup or one of its subsidiaries. No credit will be granted for years of service after December 31, 2005.

The benefits shown are limited by the current statutory limitations, which restrict the amount of benefits that can be paid from a qualified retirement plan. The statutory limit on compensation that may be recognized in calculating benefits is $210,000. This limitation is scheduled to increase periodically with the cost of living increase.

All compensation except compensation which relates to director fees, if any, shown for executive officers in the cash compensation table above is covered by the Retirement Plan. Robert E. Lowder has 39 years of eligibility, Sarah H. Moore has nine years, Caryn Cope has 20 years, Patti Hill has 12 years and Linda Green has 12 years.

Compensation Plans

Stock Option Plans.    Effective July 1, 2001, BancGroup adopted The Colonial BancGroup, Inc. 2001 Long-Term Incentive Plan (the “LTIP”) pursuant to which equity-based incentives, including but not limited to options for common stock and grants of common stock, may be issued to officers, directors (including regional and advisory directors) and employees. BancGroup may issue a total of 10,000,000 shares of common stock under the LTIP. BancGroup’s former stock option and stock bonus plans expired on June 30, 2001, but options issued pursuant to those plans remain outstanding.

Management Incentive Plan.    In 2005, BancGroup adopted the Amended and Restated Management Incentive Plan pursuant to which the Compensation Committee is authorized to award certain executive officers of BancGroup cash compensation, the receipt of which is dependent on BancGroup achieving one or more pre-selected performance goals. No common stock is issued in connection with the Management Incentive Plan.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

The Personnel and Compensation Committee of BancGroup consists of Simuel Sippial, Chairman, Milton E. McGregor, and Joe D. Mussafer.

Certain Relationships and Related Transactions

Robert E. Lowder is the Chairman of the Board, Chief Executive Officer and President of BancGroup. Colonial Bank currently leases real estate which is partially owned by Mr. Lowder and on which one of its Montgomery, Alabama branches is located. BancGroup currently pays an annual rental of approximately $8,000 pursuant to this lease. This lease expires in August, 2009.

BancGroup has retained in the past and proposes to retain in the future on behalf of BancGroup or its subsidiaries the law firm of Miller, Hamilton, Snider & Odom, L.L.C., Mobile, Alabama, of which a director of BancGroup, John C.H. Miller, Jr., is a member. Legal fees paid to this firm by BancGroup and its subsidiaries were approximately $6,046,000 in 2005.

Management of BancGroup believes that such arrangements and related transactions are at least as favorable to BancGroup as that which might be negotiated with unaffiliated parties for similar arrangements and transactions.

Loans

Certain directors, officers and the principal stockholder of BancGroup and their affiliated interests were customers of and had transactions with Colonial Bank and Colonial Brokerage, Inc. in the ordinary course of their business during the past year. Additional transactions may be expected to take place in the ordinary course of business. Included in such transactions were outstanding loans and commitments from Colonial Bank and Colonial Brokerage, Inc., all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires BancGroup’s directors, certain officers and 10% stockholders, if any, to file reports of ownership and changes in ownership of BancGroup common stock with the SEC. Such officers, directors and 10% stockholders, if any, are required by SEC regulations to furnish BancGroup with copies of all Section 16(a) reports they file, including reports on Form 5, which are filed with the SEC annually.

The June 30, 2005 expiration of 22,545 shares of restricted stock granted to Robert E. Lowder was inadvertently delayed until October 7, 2005. These shares formed a portion of a 62,500 restricted share award granted on March 29, 2000, were subject to performance vesting pursuant to BancGroup’s Stock Bonus and Retention Plan, and expired pursuant to the terms of the Award Agreement. Other than the foregoing and based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons, BancGroup believes that during 2005, all filings applicable to its officers, directors and 10% stockholders were made timely.

APPROVAL OF AN AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

The Board recommends that the stockholders approve the Amended and Restated Certificate of Incorporation (the “Certificate”), a marked version of which demonstrating the proposed modifications is attached to this Proxy Statement as Appendix A.

Purpose and Principal Changes

The proposed changes are mostly technical in nature. Several of the proposed changes are designed to simplify the Certificate or make it more consistent with the current statutory language of the Delaware General Corporation Law. Specific changes include:

•	Article 3—deleting the enumeration of corporate powers in order to simplify the document.

•	Article 6, Part C—amending the powers of BancGroup’s Executive Committee to make them more consistent with the current language of Section 141(c)(2) of the Delaware General Corporation Law.

•	Article 6, Part C—amending the language setting forth the requirements for the membership of BancGroup’s audit committee to make it consistent with current NYSE and SEC rules and regulations.

•	Article 6, Part D—amending the language describing the officers of BancGroup to make it possible to have a Chairman of the Board of Directors who is not also the Chief Executive Officer. The amendment still allows the same person to assume both offices, but it would no longer be required that the same person perform both roles.

•	Article 6, Part D—amending the offices and duties of the officers of BancGroup to reflect BancGroup’s current corporate structure.

The Board believes that the changes reflected in Appendix A will improve the document overall and allow for more flexibility in the operation of BancGroup. The Board believes that making it possible to have a Chairman who is not also the Chief Executive Officer will improve BancGroup’s ability to achieve a successful management succession implementation.

Vote Required

The approval of the Amended and Restated Certificate of Incorporation (Proposal 2 on the Proxy Card) must be approved by a majority of the outstanding shares of the Common Stock. Abstentions and Broker non-votes will have the same effect as voting against the Amended and Restated Certificate of Incorporation. The Board recommends that stockholders vote FOR the approval of the Amended and Restated Certificate of Incorporation.

PROPOSAL TO RE-APPROVE THE MATERIAL TERMS OF THE PERFORMANCE GOALS

UNDER THE COLONIAL BANCGROUP 2001 LONG-TERM INCENTIVE PLAN

Under Section 162(m) of the Internal Revenue Code (the “Code”), BancGroup may not, for federal income tax purposes, deduct from its income the compensation paid during a tax year to a person who, on the last day of such year, is the chief executive officer or among the four highest compensated other officers of BancGroup and its subsidiaries (each such person a “covered executive”) to the extent such compensation exceeds $1,000,000. However, such deduction limit does not generally apply to certain performance-based compensation paid to a covered executive if the material terms of the performance goals under which such compensation is determined and paid are disclosed to and approved by the shareholders of the Company.

On January 17, 2001, the Board approved the 2001 Long-Term Incentive Plan (the “LTIP”), a copy of which is attached hereto as Appendix B, to replace its previously existing stock-based compensation plans, to expand the types of long-term incentive compensation available to BancGroup, and to enhance administrative efficiency by consolidating the elements of long-term incentive compensation into a single long-term incentive plan. BancGroup’s shareholders approved the LTIP at the annual meeting of BancGroup’s shareholders in 2001. The LTIP became effective on July 1, 2001. Unless terminated at an earlier date, the LTIP will continue in force until January 17, 2011.

Under the terms of the LTIP, BancGroup’s Personnel and Compensation Committee (the “Committee”), as administrator of the LTIP, has the discretion to make awards that are based upon attainment of specified targets under one or more of the specific performance goals set forth in the LTIP at Section 12.10 thereof. The Committee has the authority to utilize different specified targets from year to year and, thus, has the authority to change the targets under these performance goals. As a result, Section 162(m) of the Code and the Treasury Regulations thereunder require that the material terms of the performance goals must be disclosed to and reapproved by the shareholders no later than the 2006 meeting of BancGroup’s shareholders. The purpose of this proposal is to seek shareholder reapproval of the material terms of the performance goals set forth in the LTIP. No changes or amendments to the LTIP, including the number of shares available to be awarded or the specific performance goals, as previously approved by the shareholders are proposed.

The re-approval by BancGroup’s shareholders of the material terms of the performance goals is not needed to permit the Committee to continue granting awards under the LTIP. Such awards can continue to be made regardless of whether such reapproval is obtained; such reapproval is needed only to permit the Company to deduct for federal income tax purposes the performance-based compensation paid to covered executives, without regard to the deduction limits of Section 162(m) of the Code.

Material Terms of Performance Goals Under the LTIP

Awards under the LTIP may be granted to key employees, officers or directors, including any regional or advisory directors of BancGroup or any of its subsidiaries.

The Committee may make awards under the LTIP that are subject to the satisfaction of one or more performance goals. The performance goals provided for in the LTIP may be based upon the following business criteria: (a) the achievement by BancGroup, a subsidiary of BancGroup, or a business unit of BancGroup of a specified target return, or target growth in return on equity or assets, (b) BancGroup’s level of earnings per share, (c) BancGroup’s stock price, (d) BancGroup’s level of nonperforming assets, (e) the achievement by an individual, BancGroup, or a business unit of BancGroup or a subsidiary of BancGroup of a specified target, or target growth in, revenues, net income or earnings per share or decrease in expenses, (f) the achievement of objectively determinable goals with respect to service or product delivery, service or product quality, customer satisfaction, meeting budgets and/or retention of employees or (g) any combination of the foregoing criteria.

Under the LTIP, the maximum number of shares of BancGroup common stock that may be granted during any one calendar year to any covered employee of BancGroup pursuant to stock options and/or stock appreciation rights is limited to 200,000. In addition, the maximum number of shares of restricted stock that may be granted during any one calendar year under the LTIP to such covered employees is limited to 200,000. Further, the maximum fair market value of any other awards that may be received by such covered employees (less any consideration paid by such officers for such award) during any one calendar year under the LTIP is limited to $4,000,000.

Summary of Other Features of the LTIP

The LTIP provides, generally, for the granting of various types of incentive stock-based awards including incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, and performance units, all of which may be issued only to key employees, officers and directors of BancGroup. The purpose of the LTIP is to: (i) attract and retain persons eligible to participate in the LTIP; (ii) motivate participants by means of appropriate equity-based incentives to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of similar companies; and (iv) further identify participants’ interests with those of BancGroup’s other shareholders through compensation that is based on BancGroup’s common stock; and thereby promote the long-term financial interest of BancGroup and its subsidiaries, including the growth in value of BancGroup’s equity and enhancement of long-term shareholder return.

The LTIP will continue to be administered and interpreted by the Committee, such other committee as the Board may designate, or, at the discretion of the Board from time to time, by the Board. The Committee is to consist of two or more members of the Board. It is intended that the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934) and “outside directors” (within the meaning of Section 162(m) of the Code and the regulations thereunder).

Subject to any adjustments which may be made under the LTIP for certain changes in the capital structure of BancGroup, the aggregate number of shares of BancGroup common stock originally reserved and available for awards under the LTIP, or which could be used to provide a basis of measurement for, or to determine the value of, an award under the LTIP, was 10,000,000 shares. However, not more than 10% of the total shares authorized under the LTIP may be granted as awards of restricted stock or unrestricted awards of BancGroup common stock. As of December 31, 2005, 528,950 shares have been granted under the LTIP as restricted or unrestricted stock, 117,640 of which were subsequently cancelled, and options to acquire 3,230,619 shares have been awarded as incentive or nonqualified stock options, 716,930 of which were subsequently cancelled. As a result, at December 31, 2005, the aggregate number of shares of BancGroup common stock available for awards under the LTIP, or which may be used to provide a basis of measurement for, or to determine the value of, an award under the LTIP, was 7,075,001 shares.

The Committee is authorized to determine the time or times options may be exercised (subject to the requirement that no option may be exercised for a period exceeding ten years from the date such option is granted), the performance or other conditions, if any, that must be satisfied before all or part of an option may be exercised, and the methods by which the exercise price of an option may be paid and the form of payment (including cash, shares of BancGroup common stock, or other property). Nonqualified stock options may be issued by the Committee at an exercise price of not less than 85% of the fair market value of BancGroup common stock on the date of the grant. Incentive stock options (“ISOs”) issued under the LTIP are subject to a number of additional limitations including, but not limited to: (i) the options cannot be issued at less than the fair market value of BancGroup common stock on the date they are granted; (ii) the aggregate fair market value (determined as of the date of grant) of all shares of BancGroup common stock with respect to which such options are first exercisable by a participant in any calendar year may not exceed $100,000; and (iii) the exercise price of such options issued to any individual who owns ten percent or more of the combined voting power of BancGroup may not be less than 110% of the fair market value of BancGroup common stock on the date such options are granted and such options must expire not later than five years from the date they are granted.

Stock appreciation rights may be granted under the LTIP. Stock appreciation rights permit the recipient to receive from BancGroup an amount based upon an increase in the fair market value of BancGroup’s common stock. The grant price of a stock appreciation right must be not less than the fair market value of BancGroup’s common stock on the date the stock appreciation right is granted. The amount payable upon exercise of a stock appreciation right, for each share covered by the stock appreciation right, is equal to the difference between the exercise price and the fair market value of the share on the date of exercise. The Committee is responsible for determining the term (which cannot exceed a period of ten years from the date of grant), methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any stock appreciation right. An award of a stock appreciation right, along with its terms and conditions, must be set forth in an award agreement between BancGroup and the recipient.

The LTIP also provides for the grant of awards in the form of performance units. The Committee selects recipients of performance unit awards and establishes performance objectives and other terms and conditions to payment of the performance units. The performance objectives may relate to the specific performance of the recipient, or the performance of BancGroup, its subsidiary, or its business unit. Performance objectives are intended to enhance the long term financial condition or operational objectives of BancGroup. The extent to which performance objectives are met will determine the number and value of performance units that will be paid to a recipient.

The LTIP provides for the grant of restricted stock. A restricted stock award under the LTIP consists generally of a grant of BancGroup’s common stock to the recipient subject to terms and conditions, including provisions relating to transferability and forfeiture, determined by the Committee at the time of the award. Unless otherwise provided by the Committee, all awards of restricted stock are to vest at a rate of 20% per year commencing on the first anniversary of the award. All awards of restricted stock are to be evidenced by an award agreement.

The LTIP also grants to the Committee discretion to make stock-based awards in other forms and to establish the terms and conditions of the award at the time of grant. In general, any other form of stock-based award under the LTIP will be payable in, valued in whole or in part by reference to, or be otherwise based on or related to common stock of BancGroup. Any such award must be determined by the Committee to be consistent with the purposes of the LTIP.

With respect to any and all awards, other than awards granted subject to performance goals, the Committee may, in its sole discretion, at any time determine that all or a portion of an award shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of an award shall lapse, in each case, as of such date as the Committee may determine. In addition, if, at any time after a change in control of BancGroup an employee is involuntarily terminated other than for deliberate, willful, or gross misconduct, or the employee terminates his or her employment subsequent to a reduction in the employee’s salary, or a transfer by BancGroup of the employee to a location more than fifty (50) miles from the prior location of employment, then notwithstanding any award agreement, all outstanding awards of such employee shall become fully exercisable and all restrictions on such outstanding awards shall lapse.

Finally, the Board or the Committee may, at any time and from time to time, amend, modify or terminate the LTIP without stockholder approval; provided, however, that the Board or Committee shall condition any amendment or modification on the approval of stockholders of BancGroup if such approval is necessary to comply with the requirements of Sections 422 (relating to the requirements of incentive stock options) or 162(m) (relating to performance-based compensation) of the Code, or other applicable law, or if such approval is deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

Tax Consequences

BancGroup understands the federal income tax consequences of stock options, stock appreciation rights, restricted stock, and performance units under the LTIP, under existing federal income tax laws and regulations to be as follows.

Holders of ISOs will not recognize taxable income upon the grant of such options and will not recognize taxable income as a result of the exercise of such options (except to the extent of taxes imposed under the alternative minimum tax). The amount by which the fair market value of the stock at the time of the exercise exceeds the option price, however, is treated as a preference item subject to the alternative minimum tax.

The tax consequences upon the disposition of BancGroup stock acquired by exercise of an ISO depend upon whether the stock was disposed of within the statutory holding period for ISO stock. The ISO holding period is the later of two years from the date of the granting of the ISO to the participant, or one year from the date that the shares were transferred to the participant upon exercise. When the participant disposes of ISO stock after the stock has been held to a date that is both two years after the grant of the option and one year after its exercise, the participant will recognize as capital gains income the difference between the amount received in such disposition and the option exercise price.

BancGroup will not be entitled to any tax deduction in connection with the grant or exercise of the ISO, provided that the stock acquired through the exercise of the option is not disposed of within the two-year or one-year period described above. If, however, the stock acquired through the exercise of an ISO is disposed of within the two-year or one-year period described above, then the excess, if any, of the fair market value of such stock over the option exercise price will be treated as ordinary income in the year in which such disposition occurred, and BancGroup will be entitled to an income tax deduction in that year.

In contrast, the holder of a nonqualified option, upon exercise, must include as ordinary income an amount equal to the excess of the fair market value of the stock acquired at the date of exercise over the option exercise price. BancGroup will be entitled to an income tax deduction at the time the optionee recognizes income equal to the amount of income recognized by the optionee.

The holder of stock appreciation rights will not be subject to federal income tax at the time of receipt. The amount of stock, cash, or other property delivered to the holder upon exercise of such rights will be treated as ordinary income to the employee in the year the rights are exercised. BancGroup may deduct the compensation arising from the exercise of a stock appreciation right in its taxable year in which the employee’s taxable year of inclusion ends.

The holder of restricted stock will not be subject to federal income tax at the time of receipt. The holder must include as ordinary income, however, the appreciation in value of the stock between the purchase price (if any) and the value of the stock at the time the restrictions lapse (i.e., at the time the restricted stock vests). If there is no purchase price, the holder will be taxed on the value of the stock at the time the restrictions lapse. BancGroup will be entitled to a deduction in the taxable year in which the holder’s taxable year of inclusion ends.

The holder of a performance unit will not be taxed on the grant of the performance units. The plan participant will, however, recognize ordinary income in the year that the performance unit is paid to the participant in an amount equal to the value of the property received by the participant less the amount (if any) paid by the participant for the performance units. BancGroup will be allowed a deduction in the year that ends in the year in which the payment is includible in the gross income of the holder.

Section 409A of the Code, effective, generally in 2005, imposed new statutory limits on nonqualified deferred compensation plans. In general, Section 409A limits the ability to defer compensation for federal income tax purposes. Final Regulations under Section 409A are expected during 2006, which may require amendments to the LTIP. In the meantime, the Company is monitoring and complying with guidance and transition rules promulgated by the Internal Revenue Service.

Vote Required

The re-approval of the material terms of the performance goals under the LTIP (Proposal 3 on the Proxy Card) must be approved by a majority of the votes of the Common Stock represented at the annual meeting assuming the presence of a quorum. Absentions and Broker non-votes will have the same effect as voting against the re-approval of the material terms of the performance goals of the LTIP. The Board recommends that stockholders vote FOR re-approval of the material terms of the performance goals under the LTIP.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Selection

BancGroup has selected the firm of PricewaterhouseCoopers LLP to act as its independent registered public accounting firm for 2006. It is expected that representatives of this firm will be present at the Annual Meeting and will have an opportunity to make a statement to, and to answer questions from, stockholders.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers LLP for the years ended December 31, 2005 and 2004, were:

	2005	Percentage	2004	Percentage
Audit	$1,162,000	58%	$1,312,000	70%
Audit Related	285,000	14%	68,000	4%
Tax	554,000	28%	489,000	26%
All Other	1,400	—%	1,400	—%

Total	$2,002,400	100%	$1,870,400	100%

Audit fees were for professional services rendered for the audits of the consolidated financial statements and internal controls of the Company, statutory and subsidiary audits, issuance of comfort letters, consents, income tax provision procedures, and assistance with review of documents filed with the SEC.

Audit Related fees were for assurance and related services related to employee benefit plan audits, and consultations concerning financial accounting and reporting standards.

Tax fees were for services related to tax compliance, including the preparation of tax returns and claims for refund; and tax planning and tax advice, advice related to mergers and acquisitions, tax services for employee benefit plans, and requests for rulings or technical advice from tax authorities.

All Other fees relate to BancGroup’s subscription to an online accounting information service provided by PricewaterhouseCoopers.

Compatibility of Fees

BancGroup’s Audit Committee has considered the provision of non-audit services by PricewaterhouseCoopers LLP and the fees paid to PricewaterhouseCoopers LLP for such services, and believes that the provision of such services and their fees are compatible with maintaining PricewaterhouseCoopers LLP’s independence (See “Audit Committee Report”).

BYLAW PROVISIONS REGARDING CONDUCT OF STOCKHOLDERS’ MEETINGS

BancGroup’s bylaws contain two provisions relating to the conduct of stockholders’ meetings. The first provision requires that certain procedures be followed by a stockholder of record who wishes to present business at the annual meeting of stockholders, including the nomination of candidates for election as directors. In order to nominate a person for election as a director or to present other business at a meeting, a stockholder must provide written notice thereof to the Secretary of BancGroup not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting, provided that, if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

As it relates to director nominations, the written notice must state all information as to each nominee required to be disclosed in solicitations of proxies for election of directors under SEC regulations, including the written consent of each such nominee. As for any other business that the stockholder proposes to bring before the meeting, the written notice must contain a brief description of the business, the reasons for conducting the business at the meeting and any material interest in such business of such stockholder. The notice must also contain the name and address of such stockholder and the class and number of shares of BancGroup owned beneficially and of record, as well as the same information for each beneficial owner who may be nominated for election as a director.

The Board is not required to nominate a person designated by a stockholder or to take up such other business as may be contained in a written notice from a stockholder; however, compliance with this procedure would permit a stockholder to nominate the individual at the stockholders’ meeting, and any stockholder may vote shares in person or by proxy for any individual such stockholder desires. The procedures relating to nominating directors and presenting other business at a stockholders’ meeting may only be used by a stockholder who is a stockholder of record at the time of the giving of the notice by the stockholder to the secretary of BancGroup. The procedures do not prohibit or apply to stockholder proposals under SEC Rule 14a-8 as described at “Proposals of Stockholders.”

The second provision of BancGroup’s bylaws relates to the conduct of the business at a stockholders’ meeting. Under that provision, the Board has the authority to adopt rules for the conduct of meetings, and, unless inconsistent with any such rules, the Chairman of the meeting may prescribe such rules, regulations and procedures as, in his judgment, are appropriate for the proper conduct of the meeting.

PROPOSALS OF STOCKHOLDERS

Subject to certain rules of the SEC, proposals by stockholders intended to be presented at BancGroup’s 2007 annual meeting of stockholders must be received at BancGroup’s principal executive offices not less than 120 calendar days in advance of March 21, 2007 (November 21, 2006), for inclusion in the proxy or information statement relating to the 2007 annual meeting.

OTHER MATTERS

BancGroup does not know of any matters to be presented for action at the meeting other than those listed in the notice of the meeting and referred to herein.

BancGroup will furnish stockholders, upon written request and payment of a reasonable fee for copying charges, copies of the exhibits to its annual report on Form 10-K filed with the SEC for the year ended December 31, 2005. Requests should be made to:

The Colonial BancGroup, Inc.

Attn: Glenda Allred

Post Office Box 1108

Montgomery, Alabama 36101-1108

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. ALTERNATIVELY, IF YOUR PROXY CARD CONTAINS INSTRUCTIONS REGARDING DELIVERING YOUR PROXY VIA TELEPHONE OR THE INTERNET, YOU MAY FOLLOW THOSE INSTRUCTIONS.

YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF BANCGROUP AT ANY TIME PRIOR TO THE VOTING THEREOF, BY EXECUTING AND SUBMITTING A LATER DATED PROXY BEFORE THE MEETING, OR IF YOU VOTE ELECTRONICALLY, THEN BEFORE 11:59 P.M. EASTERN TIME ON APRIL 18, 2006, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

APPENDIX A

(MARKED TO SHOW CHANGES IF PROPOSAL 2 IS APPROVED)

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

THE COLONIAL BANCGROUP, INC.

~~2005~~

2006

The Colonial BancGroup, Inc. was originally incorporated as “Southland Bancorporation.” The original certificate of incorporation was filed with the Secretary of State of Delaware on January 25, 1974. This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors on January ~~19, 2005,~~ 18, 2006, approved by the stockholders on April ~~20, 2005,~~ 19, 2006, and approved in final form by the Board of Directors on April ~~20, 2005,~~ 19, 2006, in accordance with §§ 245 and 242 of the General Corporation Law of Delaware and restates, integrates and further amends the provisions of the corporation’s certificate of incorporation as heretofore amended and restated.

ARTICLE 1

The name of the corporation is The Colonial BancGroup, Inc.

ARTICLE 2

The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company. The principal office of the corporation shall be in the State of Alabama and shall be located in the City of Montgomery, County of Montgomery.

ARTICLE 3

The nature of the business or purposes to be conducted or promoted is:

1. To operate as a bank holding company to the full extent permitted by law.

2. To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

~~3. Without limiting in any manner the scope and generality of the foregoing, the corporation shall have the following powers and purposes:~~

~~(a) To acquire by purchase, subscription or otherwise, and to receive, hold, own guarantee, sell, assign, exchange, transfer, mortgage, pledge, or otherwise dispose of or deal in and with any and all securities, as such term is hereinafter defined, issued or created by any corporation, firm, organization, association or other entity, public or private, whether formed under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, or issued or created by the United States of America or any state or commonwealth thereof or any foreign country, or by any agency, subdivision, territory, dependency, possession or municipality of any of the foregoing, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon.~~

~~The term “securities” as used in this certificate of incorporation shall mean any and all notes, stocks, treasury stocks, bonds, debentures, evidences of indebtedness, certificates of interest or participation in any profit sharing agreement, collateral trust certificates, preorganization certificates or subscriptions, transferable shares, investment contracts, voting trust certificates, certificates of deposit for a security, fractional undivided interests in oil, gas or other mineral rights, or, in general, any interests or instruments commonly known as “securities” or any and all certificates of interest or participation in, temporary or interim certificates for, receipts for, guaranties of, or warrants or rights to subscribe to or purchase, any of the foregoing.~~

~~(b) To make, establish, and maintain investments in securities, and to supervise and manage such investments.~~

~~(c) To cause to be organized under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, one or more corporations, firms, organizations, associations or other entities and to cause the same to be dissolved, wound up, liquidated, merged or consolidated.~~

~~(d) To acquire by purchase or exchange, or by transfer to or by merger or consolidation with the corporation or any corporation, firm, organization, association or other entity owned or controlled, directly or indirectly, by the corporation, or to otherwise acquire, the whole or any part of the business, good will, rights, or other assets of any corporation, firm, organization, association or other entity, and to undertake or assume in connection therewith the whole or any part of the liabilities and obligations thereof, to effect any such acquisition in whole or in part by delivery of cash or other property, including securities issued by the corporation, or by any other lawful means.~~

~~(e) To make loans and give other forms of credit, with or without security, and to negotiate and make contracts and agreements in connection therewith.~~

~~(f) To aid by loan, subsidy, guaranty or in any other lawful manner any corporation, firm, organization, association or other entity of which any securities are in any manner directly or indirectly held by the corporation or in which the corporation or any such corporation, firm, organization, association or entity may be or become otherwise interested; to guarantee the payment of dividends on any stock issued by any such corporation, firm, organization, association or entity; to guarantee or, with or without recourse against any such corporation, firm, organization, association or entity, to assume the payment of the principal of, or the interest on, any obligations issued or incurred by such corporation, firm, organization, association or entity; to do any and all other acts and things for the enhancement, protection or preservation of any securities which are in any manner, directly or indirectly, held, guaranteed or assumed by the corporation, and to do any and all acts and things designed to accomplish any such purpose.~~

~~(g) To borrow money for any business, object or purpose of the corporation from time to time, without limit as to amount; to issue any kind of indebtedness, whether or not in connection with borrowing money, including evidences of indebtedness convertible into stock of the corporation, to secure the payment of any evidence of indebtedness by the creation of any interest in any of the property or rights of the corporation, whether at that time owned or thereafter acquired.~~

~~(h) To render service, assistance, counsel and advice to, and to act as representative or agent in any capacity (whether managing, operating, financial, purchasing, selling, advertising or otherwise) of, any corporation, firm, organization, association or other entity.~~

~~4. The purposes and powers specified in the foregoing paragraphs shall, except where otherwise expressed, be in no way limited or restricted by reference to, or inference from the terms of any other paragraph in this certificate of incorporation, but the purposes and powers specified in each of the foregoing paragraphs of this Article shall be regarded as independent purposes and powers.~~

3. ~~5.~~ The corporation shall possess and may exercise all powers and privileges necessary or convenient to effect any or all of the foregoing purposes, or to further any or all of the foregoing powers, and the enumeration herein of any specific purposes or powers shall not be held to limit or restrict in any manner the exercise by the corporation of the general powers now or hereafter conferred by the laws of the State of Delaware upon corporations formed under the General Corporation Law of Delaware.

ARTICLE 4

The total number of shares of all classes of stock which the corporation shall have authority to issue is 451,000,000 shares, of which 1,000,000 shares of the par value of $2.50 per share are to be Preference Stock (hereinafter called “Preference Stock”), 50,000,000 shares of the par value of $2.50 per share are to be Preferred Stock (hereinafter called “Preferred Stock”) and 400,000,000 shares of the par value of $2.50 per share are to be Common Stock (hereinafter sometimes called “Common Stock”).

PART A

(1) The Preference Stock may be issued in such one or more series as shall from time to time be created and authorized to be issued by the board of directors as hereinafter provided.

(2) The board of directors is hereby expressly authorized, by resolution or resolutions from time to time adopted providing for the issuance of Preference Stock, to fix and state, to the extent not fixed by the provisions hereinafter set forth, the designations, powers, preferences and relative, participating, optional and other special rights of the shares of each series of Preference Stock, and the qualifications, limitations and restrictions thereof, including (but, unless otherwise stated below, without limiting the generality of the foregoing) any of the following with respect to which the board of directors shall determine to make affirmative provisions:

(a) the distinctive name and serial designation;

(b) the annual dividend rate or rates and the dividend payment dates;

(c) whether dividends are to be cumulative or non-cumulative and the participating or other special rights, if any, with respect to the payment of dividends;

(d) whether any series shall be subject to redemption and, if so, the manner of redemption and the redemption price or prices;

(e) the amount or amounts of preferential or other payments to which any series is entitled over any other series or over the Common Stock or the Preferred Stock on voluntary liquidation, dissolution or winding up of the corporation;

(f) any sinking fund or other retirement provisions and the extent to which the charges therefor are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for shares of any other series or other dividends on the Common Stock or the Preferred Stock;

(g) any conversion, exchange, purchase or other privileges to acquire shares of any other series or of the Common Stock;

(h) the number of shares of such series; and

(i) the voting rights, if any, of such series, including the right of such Preference Stock to class voting or the right to vote together with the Common Stock, with such number of votes per share, or fractions of a share, as shall be determined by the board of directors, on any matter to be presented to the stockholders.

(3) Each share of each series of Preference Stock shall have the same relative rights and be identical in all respects with all the other shares of the same series.

(4) Before the corporation shall issue any shares of Preference Stock of any series authorized as hereinbefore provided, a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the board of directors of the corporation pursuant to the foregoing authority vested in the board of directors shall be made, filed and recorded in accordance with the then applicable requirements, if any, of the laws of the State of Delaware, or, if no certificate is then so required, such certificate shall be signed and acknowledged on behalf of the corporation by its Chairman of the Board of Directors, President or a Vice-President and its corporate seal shall be affixed thereto and attested by its Secretary or an Assistant Secretary and such certificate shall be filed and kept on file at the principal office of the corporation in the State of Delaware and in such other places as the board of directors shall designate.

(5) Shares of any series of Preference Stock which shall be issued and thereafter acquired by the corporation through purchase, redemption, conversion or otherwise may, by resolution or resolutions of the board of directors, be returned to the status of authorized but unissued Preference Stock of the same series. Unless otherwise provided in the resolution or resolutions of the board of directors providing for the issue thereof, the number of authorized shares of Preference Stock of any such series may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the board of directors and the filing of a certificate complying with the foregoing requirements. In case the number of shares of any such series of Preference Stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the board of directors providing for the issuance thereof resume the status of authorized but unissued Preference Stock, undesignated as to series.

PART B

(1) No holder of any of the shares of the Common Stock, the Preference Stock or the Preferred Stock, or any series thereof, of the corporation shall be entitled as of right to purchase or subscribe for any unissued shares of any such stock or series or of any additional shares of any class of stock or series to be issued by reason of any increase in the authorized capital stock of the corporation of any class, or bonds, certificates of indebtedness, debentures or other securities convertible into stock of any class or series of the corporation, or carrying any rights to purchase stock of any class or series, but any such unissued or such additional authorized issue of any stock of any class or series, or other securities convertible into any stock of any class or series, or carrying any right to purchase any stock of any class or series, may be issued and disposed of pursuant to resolution of the board of directors of the corporation to such persons, firms, corporations or associations, upon such terms, as may be deemed advisable by the board of directors of the corporation in the exercise of its discretion. The corporation may from time to time issue its shares of stock of any class or series for such consideration as may be fixed from time to time by the board of directors and may receive in payment thereof, in whole or in part, cash, ~~labor done, personal property or real property, whether~~ any tangible or intangible~~, or interests therein or leases~~ property or any benefit to the corporation or any combination thereof. In the absence of actual fraud in the transaction the judgment of the board of directors as to the value of such ~~labor, personal property, real property or interests therein or leases thereof~~ consideration shall be conclusive. Any and all shares so issued for which the consideration so fixed shall have been paid or delivered shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payment in respect thereof.

(2) The authority of the board of directors to provide for the issuance of shares of the Common Stock, and one or more series of the Preference Stock and the Preferred Stock, shall include, but shall not be limited to, authority to issue shares of the Common Stock and shares of any series of the Preference Stock and the Preferred Stock in any manner (including issuance pursuant to rights, warrants or other options) and for any purpose permitted by law, including for delivery as all or part of the consideration for or in connection with the acquisition of all or part of the stock of another corporation or of all or part of the assets of another corporation or enterprise, irrespective of the amount by which the issuance of such stock shall increase the number of shares outstanding (but not in excess of the number of shares authorized).

PART C

(1) Voting. Except as may be provided otherwise in this Restated Certificate of Incorporation, at all meetings of stockholders of the corporation, each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock held. Holders of Preference Stock shall have such voting rights, if any, as are designated by the board of directors of the corporation in accordance with Article 4, Part A hereof. Holders of Preferred Stock shall have such voting rights, if any, as are designated by the board of directors of the corporation in accordance with Article 4, Part D hereof.

(2) Dividends. Subject to Article 4, Parts A and D hereof, dividends (payable in cash, shares or otherwise) may be paid on the Common Stock in such amounts and at such times as the board of directors of the corporation may determine in accordance with the Delaware General Corporation Law.

(3) Director Elections.

(a) Number, election and terms. The business and affairs of the corporation shall be managed and controlled by a board of directors consisting of not less than three (3) natural persons. The exact number of directors shall be fixed from time to time by the board of directors pursuant to a resolution adopted by a majority of the board of directors. Commencing with the annual meeting of stockholders in 1995, the directors shall be divided into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 1996 annual meeting of stockholders, the term of office of the second class to expire at the 1997 annual meeting of stockholders and the term of office of the third class to expire at the 1998 annual meeting of stockholders. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

(b) Newly created directorships and vacancies. Subject to the rights of the holders of any series of Preference Stock and Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by a majority vote of the directors then in office, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires.

(c) Removal. Subject to the rights of the holders of any series of Preference Stock and Preferred Stock then outstanding, any director, or the entire board of directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the shares of the corporation entitled to vote for the election of directors, voting as a class, notwithstanding that some lesser percentage may be specified by law, agreement, or otherwise.

(d) Amendment. Notwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, and in addition to any affirmative vote that may otherwise be required by law, this Article 4, Part C(3) shall not be altered, amended or repealed and no provision inconsistent herewith shall be adopted without the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the shares of the corporation entitled to vote for the election of directors, voting as a class.

(4) Business Combinations.

(a) Vote Required. In addition to any affirmative vote that may otherwise be required by law, the affirmative vote of the holders of not less than seventy-five percent (75%) of the outstanding shares of “Voting Stock” (as hereinafter defined) and, in addition thereto, the affirmative vote of the holders of not less than sixty-seven percent (67%) of the outstanding shares of Voting Stock held by persons other than a “Related Person” (as hereinafter defined) shall be required for the approval or authorization of any “Business Combination” (as hereinafter defined) of the corporation with any Related Person; provided, however, that such supermajority voting requirements shall not be applicable if the “Continuing Directors” (as hereinafter defined) of the corporation by at least a majority vote (a) have expressly approved in advance the acquisition of the outstanding shares of Voting Stock that caused such Related Person to become a Related Person, or (b) have expressly approved such Business Combination either in advance of or subsequent to such Related Person’s having become a Related Person. Whenever this Part C(4) requires the Continuing Directors to make any determination or to take any action, the Continuing Directors may so act notwithstanding the provisions of Article 6, Part B hereof and notwithstanding the fact that such Continuing Directors may constitute less than a majority of the board of directors at such time.

(b) Definitions. For purposes of this Article 4, Part C(4):

(i) The term “Business Combination” shall mean (a) any merger or consolidation of the corporation or a subsidiary of the corporation with or into a Related Person, (b) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, of all or any “Substantial Part” (as hereinafter defined) of the assets either of the corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary of the corporation to a Related Person, (c) any merger or consolidation of a Related Person with or into the corporation or a subsidiary of the corporation, (d) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or other security device, of all or any Substantial Part of the assets of a Related Person to the corporation or a subsidiary of the corporation, (e) the issuance of any securities of the corporation or a subsidiary of the corporation to a Related Person, (f) any recapitalization that would have the effect of increasing the voting power of a Related Person, and (g) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination.

(ii) The term “Related Person” shall mean and include any individual, corporation, partnership or other person or entity which, together with its “Affiliates” and “Associates” (as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect at the date of the adoption of this Part by the stockholders of the corporation (collectively, and as so in effect, the “Exchange Act”)), “Beneficially Owns” (as defined in Rule 13d-3 of the Exchange Act) in the aggregate 10 percent or more of the outstanding Voting Stock of the corporation, and any Affiliate or Associate of any such individual, corporation, partnership or other person or entity, provided that this provision shall not apply to a person who would have been a Related Person based upon shares held of record in the corporation if this Part C(4) and the introductory paragraph of Article 4 hereto had been implemented on the date of approval of this Part C(4) by the board of directors of the corporation.

(iii) The term “Substantial Part” shall mean more than twenty percent (20%) of the fair market value as determined by a majority of the Continuing Directors of the total consolidated assets of the corporation and its subsidiaries taken as a whole as of the end of its most recent fiscal year ended prior to the time the determination is being made.

(iv) Without limitation, any share of Voting Stock of the corporation that any Related Person has the right to acquire at any time (notwithstanding that Rule 13d-3 deems such shares to be beneficially owned only if such right may be exercised within sixty (60) days) pursuant to any agreement, or upon exercise of conversion rights, warrants, or options, or otherwise, shall be deemed to be Beneficially Owned by the Related Person and to be outstanding for purposes of clause (b)(ii) above.

(v) The term “Voting Stock” shall mean all of the outstanding shares of Common Stock and the outstanding shares of Preference Stock and Preferred Stock entitled to vote on each matter on which the holders of record of Common Stock shall be entitled to vote, and each reference to a proportion of shares of Voting Stock shall refer to such proportion of the votes entitled to be cast by such shares.

(vi) The term “Continuing Director” shall mean a director who was a member of the board of directors of the corporation immediately prior to the time that the Related Person involved in a Business Combination became a Related Person.

(vii) A Related Person shall be deemed to have acquired a share of the Voting Stock of the corporation at the time when such Related Person became the Beneficial Owner thereof.

(viii) The Continuing Directors shall have the power and duty to determine for the purposes of this Part C(4) on the basis of information then known to them whether any person is a Related Person. Any such determination shall be conclusive and binding for all purposes of this Part C(4).

(c) Fiduciary Obligations. Nothing contained in the Part C(4) shall be construed to relieve any Related Person from any fiduciary obligation imposed by law.

(d) Section 203. Nothing in this Part C(4) shall be deemed to nullify or make inapplicable the operation of Section 203 of the General Corporation Law of the State of Delaware in effect as of the date of approval of this Part by the stockholders of the corporation as such section relates to any “business combination” as defined in such section.

(e) Amendment. Notwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, and in addition to any affirmative vote that may otherwise be required by law, this Article 4, Part C(4) shall not be altered, amended or repealed and no provision inconsistent herewith shall be adopted without the affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares of Voting Stock of the corporation and, in addition thereto, the affirmative vote of the holders of at least sixty-seven percent (67%) of the outstanding shares of Voting Stock held by persons other than the Related Person.

PART D

(1) Except as otherwise set forth in this Certificate of Incorporation, the preferences, privileges, limitations and relative rights applicable to the shares of the Preferred Stock shall be fixed and determined, from time to time, by resolution or resolutions, of the Board of Directors of the corporation, and when so fixed and determined a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the board of directors of the corporation, which shall be filed and recorded in accordance with the then applicable requirements, if any, of the laws of the State of Delaware, or if no filing or recordation is then so required, such certificate shall be signed and acknowledged on behalf of the corporation by its Chief Executive Officer or President and attested by its Secretary or an Assistant Secretary and such certificate shall be filed and kept at the principal office of the corporation in the State of Delaware or in such other places as the board of directors shall designate.

(2) The Preferred Stock hereinabove authorized may be issued from time to time in one or more series, as determined by the Board of Directors. All shares of each particular series of Preferred Stock shall be alike (except as to the date from which dividends shall commence to accrue) and all shares of Preferred Stock shall be of equal rank and shall have the same powers, preferences, and rights, and shall be subject to the same qualifications, limitations and restrictions, without distinction between the shares of different series thereof, except only in regard to the following particulars, which may vary in a different series:

(a) The distinctive name and serial designation;

(b) The annual rate or rates of dividends payable on shares of such series and the dates from which such dividends shall commence to accrue;

(c) Whether dividends are to be cumulative or non-cumulative and the participating or other special rights, if any, with respect to the payment of dividends;

(d) Whether the Preferred Stock will be perpetual or non-perpetual;

(e) The amount or amounts payable upon redemption thereof and the manner in which the same may be redeemed, if redeemable;

(f) The amount or amounts payable to holders thereof upon any voluntary or involuntary liquidation, dissolution, or winding-up of the business of the corporation;

(g) Any sinking fund or other retirement provisions and the extent to which the charges therefore are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for share of any other series or other dividends on Common Stock and Preference Stock;

(h) The terms and rates of conversion or exchange thereof, if convertible or exchangeable; and

(i) The provisions as to voting rights, if any.

(3) Provided that the shares of any series of Preferred Stock having voting rights may not have more than one (1) vote per share, and if the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the Preferred Stock shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets, other than by way of dividends, in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full. Additionally, no series of the Preferred Stock may be issued for the primary purpose of acting as an anti-takeover device.

(4) The designation of each series of Preferred Stock, and its term in respect of the particulars set forth under subparagraphs (a), (b), (c), (d) and (e) hereof, shall be fixed and determined by the Board of Directors and stated in the resolution or instrument providing for the issue of such stock adopted by the Board of Directors pursuant to the authority hereby conferred, before any shares of such series are issued, and shall be set forth in full or summarized on the share certificates for such series.

(5) The limitations and restrictions on the Preferred Stock in no way affect or adhere to the Preference Stock authorized in Part A of this Article 4.

ARTICLE 5

The corporation is to have perpetual existence.

ARTICLE 6

PART A

(1) Actions shall be taken by the stockholders only at annual or special meetings of stockholders, and stockholders may not act by written consent.

(2) Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board of Directors and shall be called by the Chairman at the request in writing, or by electronic transmission, of a majority of the whole board of directors. Such request shall state the purpose or purposes of the proposed meeting. Stockholders of the corporation shall not have the right to request or call a special meeting of the stockholders.

PART B

(1) The business and affairs of the corporation shall be managed by a board of directors. Directors shall be elected in accordance with the procedures set forth in Article 4 hereof. There shall be a Chairman of the Board of Directors elected by a majority of the whole board of directors.

(2) A majority of the whole board of directors shall constitute a quorum for the transaction of business at any meeting of the board of directors.

(3) An act of the majority of the whole board of directors present at a meeting at which a quorum is present shall be the act of the board of directors. The board of directors may also take or authorize corporate action pursuant to any applicable law.

PART C

(1) There shall be a standing committee of members of the board of directors of the corporation appointed by the board to be known as the executive committee or such other name as the board of directors shall determine, consisting of the Chairman of the Board, a Vice Chairman of the Board, if any, and three directors each to serve a term of one year or until their successors are appointed. The executive committee shall have and may exercise between meetings of the board of directors all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but the executive committee shall not have the power or authority in reference to ~~amending the certificate of incorporation, adopting an agreement of merger or consolidation,~~ the following matters: (i) approving or adopting, or recommending to the stockholders ~~the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of the dissolution, or amending the bylaws of the corporation; and, such committee shall not have the power or authority to declare a dividend or to authorize the issuance of stock~~, any action or matter (other than the election or removal of directors) expressly required by the General Corporation Laws of Delaware to be submitted to stockholders for approval or (ii) adopting, amending or repealing any bylaw of the corporation.

The executive committee may hold regular meetings at such time as it shall designate, and special meetings may be called by the Chairman of the Board, a Vice Chairman of the Board, or the CEO or President. A majority of the executive committee shall constitute a quorum. The executive committee shall report all actions which it has taken to the next regular meeting or special meeting of the board of directors.

(2) There shall be an audit committee composed of not less than three directors appointed by the board annually or more often, ~~none of whom shall be active officers of the corporation~~ each of whom shall be independent as that term is defined by the United States Securities and Exchange Commission and any exchange or trading system that lists the corporation’s common stock for trading, whose duty it shall be to make an examination at least once each year into the affairs of the corporation and to report the result of examination in writing to the board at the next regular meeting thereafter. The audit committee ~~may make recommendations to the board of directors or the executive committee, and with the approval of the board of directors may~~ shall employ an independent ~~qualified firm of certified~~ registered public ~~accountants~~ accounting firm to make an examination and audit of the corporation at least once a year. If such a procedure is followed, the one annual examination and audit by such ~~firm of certified~~ registered public ~~accountants~~ accounting firm and the presentation of its report to the board of directors will be deemed to be sufficient to comply with the requirements of this paragraph.

(3) The board of directors may appoint, from time to time, from its own members, other committees of one or more persons, for such purposes and with such powers as the board may determine.

(4) The corporation expressly elects to be governed by subsection 141(c)(2) of the General Corporation Laws of Delaware.

PART D

(1) The ~~officers~~ board of ~~corporation~~ directors shall ~~be~~have a Chairman ~~of the Board of Directors,~~ and such number of Vice -Chairmen ~~of the Board as may be created by~~as the board of directors may create. The officers of the corporation shall be a Chief Executive Officer, a President, a Secretary, a Treasurer, and such Vice Presidents (including Senior Executive Vice Presidents, Executive Vice Presidents, Senior Vice Presidents and such other types of vice presidents as the corporation may create), Assistant Secretaries, Assistant Treasurers and other officers ~~as the board of directors may~~ that from time to time ~~elect~~ the board of directors may elect or such other offices as the board of directors may establish. Any two or more offices may be held by the same person.

(2) The ~~officers of the corporation shall be elected by the~~ board of directors shall elect the Chairman, any Vice-Chairmen, the Chief Executive Officer, the President, and all Senior Executive Vice Presidents. Such election may be held at any regular or special meeting of the board. Other officers may be elected by the board of directors or appointed by the Chief Executive Officer or his designee. Each officer shall hold office until his death, resignation, retirement, removal, disqualification or until his successor is elected and qualified.

(3) The compensation of ~~all~~ the Chief Executive Officer of the corporation and other such officers of the corporation as the board of directors may determine shall be fixed by the board of directors or a committee of the board of directors.

(4) The Chairman shall, when present, preside at all meetings of the directors and the stockholders or name another to preside. In the absence of the Chairman, a Vice-Chairman, if any, shall preside at meetings of directors and shareholders or name another to preside. The Chairman shall perform all duties incident to the office of chairman and such other duties as may be prescribed by the board of directors from time to time. The Chairman may also be the Chief Executive Officer of the corporation.

(5) The Chief Executive Officer shall have general executive powers and shall be the chief executive officer of the corporation and, subject to the control of the board of directors, shall supervise and control the management of the corporation. The ~~Chairman~~ Chief Executive Officer shall, when present and in the absence or disability of the Chairman and Vice-Chairman, preside at all meetings of the directors and the stockholders or name another to preside. He shall perform all duties incident to the office of the ~~chief executive officer~~ Chief Executive Officer and such other duties as may be prescribed by the board of directors from time to time.

(~~5~~6) The President shall, in the absence or disability of the ~~Chairman and Vice Chairman~~ Chief Executive Officer, exercise the powers that the board may have assigned the ~~Chairman~~ Chief Executive Officer. In addition, he shall perform such other duties and shall have such other powers as the board of directors or ~~chief executive officer~~ Chief Executive Officer shall prescribe.

(~~6~~7) All other officers of the corporation shall have such powers and shall perform such duties as the board of directors or Chief Executive Officer shall from time to time determine.

PART E

The board of directors is hereby expressly authorized to make, alter, amend or repeal the bylaws of the corporation.

PART F

(1) The board of directors of the corporation, when evaluating any proposal from another party involving:

(a) a tender offer or exchange offer for any securities of the corporation;

(b) a merger or consolidation of the corporation with or into any other person;

(c) a sale, lease, exchange or other disposition by the corporation, or any subsidiary of the corporation, whether or not in partial or complete liquidation, of all or any substantial part of the assets of the corporation to or with any person;

(d) any issuance or transfer by the corporation or any subsidiary of the corporation of any securities of the corporation having voting power (whether generally or upon the happening of any contingency), or any securities or instruments convertible into or exchangeable for securities having voting power, to any other person in exchange for securities, cash or other property or a combination thereof; or

(e) any other transaction having an effect similar to any of the foregoing upon the properties, operations or control of the corporation, may, in connection with the exercise of its judgment in determining what is in the best interests of the corporation and its stockholders, give due consideration to the following:

(i) the character, integrity, business philosophy and financial status of the other party or parties to the transaction;

(ii) the consideration to be received by the corporation or its stockholders in connection with such transaction, as compared to:

(A) the current market price or value of the corporation’s properties or securities;

(B) the estimated future value of the corporation, its properties or securities;

(C) such other measures of the value of the corporation, its properties or securities as the board of directors may deem appropriate;

(iii) the projected social, legal and economic effects of the proposed action or transaction upon the corporation, its employees, suppliers, regulatory agencies and customers and the communities in which the corporation and its subsidiaries do business;

(iv) the general desirability of the continuance of the corporation as an independent entity; and

(v) such other factors as the board of directors may deem relevant.

In giving such consideration to the foregoing factors, the board of directors and each individual director shall be deemed to be performing their duly authorized duties and acting in good faith and in the best interests of the corporation.

(2) The provisions of this Part F shall not limit in any way the right of the board of directors to consider any other lawful factors in making its determinations, including, without limitation, the effects, both short-term and long-term, of any action or proposed action on the corporation or its stockholders directly. This Part F shall be deemed solely to grant discretionary authority to the board of directors, each committee of the board and each individual director and shall not be deemed to provide to any specific constituency any right to be considered.

(3) Notwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, and in addition to any affirmative vote that may otherwise be required by law, this Article 6, Part F shall not be altered, amended or repealed and no provision inconsistent herewith shall be adopted without the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all the shares of the corporation entitled to vote in the election of directors, voting as a class.

ARTICLE 7

Meetings of the stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation. Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

ARTICLE 8

The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE 9

(1) The corporation shall indemnify its officers, directors, employees, and agents to the full extent permitted by the General Corporation Law of Delaware.

(2) A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to further eliminate or limit the liability of a director, then a director of the corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall not be liable to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of Delaware, hereby certifies that the foregoing Restated Certificate of Incorporation is the Restated Certificate of Incorporation of the Corporation as of the date hereof and executes and acknowledges this instrument in accordance with section 103(b)(2) of the General Corporation Law.

DATED, ~~August 11, 2005~~ April     , 2006

THE COLONIAL BANCGROUP, INC.

By:	Robert E. Lowder
Its:	Chairman of the Board, Chief Executive Officer and President

ATTEST:

By:	Glenda Allred
Its:	Secretary

APPENDIX B

THE COLONIAL BANCGROUP, INC.

2001 LONG-TERM INCENTIVE PLAN

ARTICLE 1

PURPOSE

1.1. General. The Colonial BancGroup, Inc. 2001 Long-Term Incentive Plan (the “Plan”) has been established by The Colonial BancGroup, Inc. (the “Company”) to: (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants by means of appropriate equity-based incentives to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of similar companies; and (iv) further identify Participants’ interests with those of the Company’s other shareholders through compensation that is based on the Company’s common stock; and thereby promote the long-term financial interest of the Company and its Subsidiaries, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.

ARTICLE 2

EFFECTIVE DATE

2.1. Effective Date. The Plan shall be effective on July 1, 2001 (the “Effective Date”) provided that it shall have been approved by the Board on or before such date, and provided further, that the Plan shall be submitted to the stockholders of the Company for approval within 12 months of the Board’s approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the stockholders and if the stockholders fail to approve the Plan within 12 months of the Board’s approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Code Section 162(m). Any such Awards shall be contingent upon the stockholders having approved the Plan.

ARTICLE 3

DEFINITIONS

3.1. Definitions. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” means (i) the occurrence of a transaction with respect to which either a notice or application must be filed with the Federal Reserve Board under the provisions of 12 C.F.R. § 225.41, Code of Federal Regulations, or any successor thereto (concerning the acquisition of control of a bank or bank holding company), or approval must be obtained under 12 C.F.R. § 225.11, Code of Federal Regulations, or any successor thereto (concerning acquisition by a bank holding company of a bank or bank holding company), and as a result of which more than 50% of the outstanding shares of the Company, or any successor thereof, are owned or controlled by any person or entity, or group acting in concert, which, prior to such transaction, owned or controlled less than 50% of the shares of the Company, (ii) individuals who were directors of the Company immediately prior to a Control Transaction (as defined below) shall cease within one year of such Control Transaction, to constitute a majority of the Board of Directors of the Company, or (iii) the Company is merged or consolidated with another corporation and the Company is not the surviving corporation or survives as a subsidiary of another corporation, or the Company sells or otherwise disposes of substantially all its assets. “Control Transaction” shall be (i) any tender offer for or acquisition of shares of the Company, (ii) any merger, consolidation, or sale of substantially all the assets of the Company, (iii) any contested election of directors of the Company, or (iv) any combination of the foregoing which results in a change in voting power sufficient to elect a majority of the Board of Directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(f) “Committee” means the committee of the Board described in Article 4.

(g) “Company” means The Colonial BancGroup, Inc., a Delaware corporation.

(h) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3) or the regulations thereunder.

(i) “Date of Grant” means the date of the decision of the Committee to grant the Award, provided, however, that the Committee may specify that an Award shall be issued and its effective date determined at some later date, which shall be the Date of Grant.

(j) “Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

(k) “Effective Date” has the meaning assigned such term in Section 2.1.

(l) “Fair Market Value”, on any date, means (i) if the Stock is listed on a securities exchange or is traded over the NASDAQ National Market, the mean between the highest and lowest selling prices at which the Stock was traded on such exchange on such date or, if the Stock was not traded on such date, upon the mean of such prices on the date nearest preceding such date, or (ii) if the Stock is not listed on a securities exchange or traded over the NASDAQ National Market, the mean between the bid and offered prices as quoted by NASDAQ for such date, provided that if it is determined that the fair market value is not properly reflected by such NASDAQ quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

(m) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(n) “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

(o) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(p) “Other Stock-Based Award” means a right, granted to a Participant under Article 11, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(q) “Participant” means a person who, as an employee, officer or director, including any regional or advisory director, of the Company or any Subsidiary, has been granted an Award under the Plan.

(r) “Performance Unit” means a right granted to a Participant under Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

(s) “Plan” means The Colonial BancGroup, Inc. 2001 Long-Term Incentive Plan, as amended from time to time.

(t) “Restricted Stock” means Stock that the Committee is authorized to grant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

(u) “Restricted Stock Award” means an Award of Restricted Stock.

(v) “Stock” means the $2.50 par value Common Stock of the Company, and such other securities of the Company as may be substituted for Stock pursuant to Article 13.

(w) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(x) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. For Incentive Stock Options, the term shall have the meaning set forth in Code Section 424(f).

(y) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(z) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 4

ADMINISTRATION

4.1. Committee. The Plan shall be administered and interpreted by a subcommittee (the “Committee”) of the Personnel and Compensation Committee of the Board, such other committee as the Board may designate, or, at the discretion of the Board from time to time, by the Board. The Committee shall consist of two or more members of the Board. It is intended that the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Code Section 162(m) and such relief is sought by the Company, Code Section 162(m), respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

4.2. Action by the Committee. For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3. Authority of Committee. The Committee has the power, authority and discretion to:

(a) Designate Participants;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the Date of Grant, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

(f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(g) Prescribe the form of each Award Agreement, which need not be identical for each Participant; and

(h) Decide all other matters that must be determined in connection with an Award.

4.4. Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement, and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1. Number of Shares. Subject to adjustment as provided in Section 13.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Unit Award) shall be ten million (10,000,000) shares. Not more than 10% of the total shares authorized hereunder may be granted as Awards of Restricted Stock or unrestricted Stock Awards.

5.2. Lapsed Awards. To the extent that an Award is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

5.3. Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4. Limitation on Awards. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 13.1), the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Covered

Employee shall be 200,000, and the maximum number of shares of Restricted Stock that may be granted during any one calendar year under the Plan to any one Covered Employee shall be 200,000. The maximum fair market value (measured as of the Date of Grant) of any Awards other than Options, SARs, and Restricted Stock that may be received by a Covered Employee (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $4,000,000.

ARTICLE 6

ELIGIBILITY

6.1. General. Awards may be granted only to individuals who are key employees, officers or directors, including any regional or advisory directors, of the Company or a Subsidiary.

ARTICLE 7

STOCK OPTIONS

7.1. General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Non-Qualified Stock Option shall not be less than 85% of the Fair Market Value as of the Date of Grant and the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the Date of Grant.

(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided, however, that in no event may any Non-Qualified Stock Option be exercisable for more than ten years from the Date of Grant. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable at an earlier date.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including “cashless exercise” arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided that if shares of Stock surrendered in payment of the exercise price were themselves acquired otherwise than on the open market, such shares shall have been held by the Participant for at least six months.

(d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

7.2. Incentive Stock Options. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a) Exercise. In no event may any Incentive Stock Option be exercisable for more than ten years from the Date of Grant.

(b) Lapse of Option. An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (2), (3) and (4) below, provide in writing that the Incentive

Stock Option will extend until a later date, but if the Incentive Stock Option is exercised after the dates specified in paragraphs (2), (3) and (4) below, it will automatically become a Non-Qualified Stock Option:

(1) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

(2) If the Participant terminates employment for any reason other than as provided in paragraph (3) or (4) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant’s termination of employment; provided, however, that if the employment is terminated as a result of deliberate, willful, or gross misconduct as determined by the Board of Directors or the Committee, all rights under the Incentive Stock Option shall terminate and expire upon such termination.

(3) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant’s termination of employment.

(4) If the Participant dies while employed, or during the three-month period described in paragraph (2) or during the one-year period described in paragraph (3) and before the Incentive Stock Option otherwise lapses, the Incentive Stock Option shall lapse one year after the date of the appointment of a personal representative for such deceased Participant’s estate. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 12.6.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 12, if a Participant exercises an Incentive Stock Option after termination of employment, the Incentive Stock Option may be exercised only with respect to the shares that were otherwise vested on the Participant’s termination of employment.

(c) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Date of Grant) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00; provided, however, that the Committee may provide, at or after the Date of Grant of any Incentive Stock Option, that to the extent that the exercisability of the Incentive Stock Option in accordance with its terms (without regard to any limitation reflecting this Section 7.2(c)) would exceed the limitations of Section 422(d) of the Code, then such Incentive Stock Option may be exercised as a Non-Qualified Stock Option and not an Incentive Stock Option.

(d) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Date of Grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary unless the exercise price per share of such Incentive Stock Option is at least 110% of the Fair Market Value per share of Stock at the Date of Grant and the Incentive Stock Option expires no later than five years after the Date of Grant.

(e) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Plan’s adoption by the Board.

(f) Right To Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(g) Directors. The Committee may not grant an Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Company or Subsidiary but only in that individual’s position as an employee and not as a director.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1. Grant of SARs. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(a) Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1) The Fair Market Value of one share of Stock on the date of exercise; over

(2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the Date of Grant.

(b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The term, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement; provided, however, that in no event may any Stock Appreciation Right be exercisable for more than ten years from the Date of Grant.

ARTICLE 9

PERFORMANCE UNITS

9.1. Grant of Performance Units. The Committee is authorized to grant Performance Units to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Units granted to each Participant. All Awards of Performance Units shall be evidenced by an Award Agreement.

9.2. Right To Payment. A grant of Performance Units gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Units are granted, in whole or in part, as the Committee shall establish at grant. The Committee shall set performance goals that satisfy the requirements of § 162(m) of the Code and regulations issued thereunder and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the Participant.

9.3. Other Terms. Performance Units may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

ARTICLE 10

RESTRICTED STOCK AWARDS

10.1. Grant of Restricted Stock. Subject to Section 5.4, the Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. Unless otherwise provided by the Committee, all Awards of Restricted Stock shall vest at a rate of 20% per year commencing on the first anniversary of the Award. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

10.2. Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

10.3. Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

10.4. Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 11

OTHER STOCK-BASED AWARDS

11.1. Grant of Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 12

PROVISIONS APPLICABLE TO AWARDS

12.1. Stand-Alone and Tandem Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

12.2. Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 13.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made, and after taking into account the tax, securities and accounting effects of such an exchange.

12.3. Term of Award. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option, any Stock Appreciation Right granted in tandem with an Incentive Stock Option (or, if Section 7.2(d) applies, five years from the Date of Grant), any Non-Qualified Stock Option, or any Stock Appreciation Right exceed a period of ten years from the Date of Grant

12.4. Form of Payment for Awards. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

12.5. Limitations on Transfer. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Awards.

12.6. Beneficiaries. Notwithstanding Section 12.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

12.7. Stock Certificates. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

12.8. Acceleration Upon A Change in Control. If, at any time after a Change in Control of the Company (i) an employee is involuntarily terminated other than for deliberate, willful, or gross misconduct, or (ii) the employee terminates his or her employment subsequent to a reduction in the employee’s salary, or a transfer by the Company of the employee to a location more than fifty (50) miles from the prior location of employment, then notwithstanding any Award Agreement, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse; provided, however, that such acceleration will not occur if, in the opinion of the Company’s accountants, such acceleration would preclude the use of “pooling of interest” accounting treatment for a Change in Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(c), the excess Options shall be deemed to be Non-Qualified Stock Options.

12.9. Acceleration For any Other Reason. Except as to any Award granted subject to performance goals under Section 12.10, regardless of whether an event has occurred as described in Section 12.8 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant’s Options, Stock

Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 12.9.

12.10. Performance Goals. The Committee may determine that any Award granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Company, Subsidiary, or business unit of the Company of a specified target return, or target growth in return on equity or assets, (b) the Company’s level of earnings per share, (c) the Company’s stock price, (d) the Company’s level of nonperforming assets, (e) the achievement by an individual, the Company, or a business unit of the Company or Subsidiary of a specified target, or target growth in, revenues, net income or earnings per share or decrease in expense, (f) the achievement of objectively determinable goals with respect to service or product delivery, service or product quality, customer satisfaction, meeting budgets and/or retention of employees or (g) any combination of the goals set forth in (a) through (f) above. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder) and the Committee may for any reason reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

12.11. Termination of Employment. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Company to one of its Subsidiaries, transfers from a Subsidiary to the Company, or transfers from one Subsidiary to another Subsidiary.

ARTICLE 13

CHANGES IN CAPITAL STRUCTURE

13.1. General. In the event a stock dividend is declared upon the Stock, the authorization limits under Section 5.1 and 5.4 shall be increased proportionately, and the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another corporation, whether through reorganization, recapitalization, reclassification, share exchange, stock split-up, combination of shares, merger or consolidation, the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award, or, subject to Section 14.2, there shall be made such other equitable adjustment as the Committee shall approve.

ARTICLE 14

AMENDMENT, MODIFICATION AND TERMINATION

14.1. Amendment, Modification and Termination. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that the Board or Committee shall condition any amendment or modification on the approval of stockholders of the

Company if such approval is necessary to comply with the requirements of Sections 422 or 162(m) of the Code, or other applicable law, or if such approval is deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

14.2. Term of Plan. Unless earlier terminated pursuant to Section 14.1, the Plan shall terminate on the tenth anniversary of its adoption by the Board.

ARTICLE 15

GENERAL PROVISIONS

15.1. No Rights to Awards. No Participant or eligible participant shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants or eligible participants uniformly.

15.2. No Stockholder Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

15.3. Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the amount required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

15.4. No Right to Continued Service. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or status as an officer or director at any time, nor confer upon any Participant any right to continue as an employee, officer or director of the Company or any Subsidiary.

15.5. Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

15.6. Indemnification. To the extent allowable under applicable law, each member of the Committee, and any officer or employee authorized by the Committee to undertake any action hereunder, shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

15.7. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Subsidiary unless provided otherwise in such other plan.

15.8. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

15.9. Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.10. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

15.11. Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

15.12. Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock paid under the Plan. The shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

15.13. Governing Law. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

15.14. Additional Provisions. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

IN WITNESS WHEREOF, The Colonial BancGroup, Inc. has caused this Long-Term Incentive Plan to be adopted as of this the 17th day of January 2001.

THE COLONIAL BANCGROUP, INC.

By:	/s/ ROBERT E. LOWDER
Robert E. Lowder
Chairman & Chief Executive Officer

PROXY

SOLICITED BY THE BOARD OF DIRECTORS

THE COLONIAL BANCGROUP, INC.

Annual Meeting of Stockholders

April 19, 2006

The undersigned hereby appoints Robert E. Lowder and Robert S. Craft, and either of them, or such other persons as the Board of Directors of The Colonial BancGroup, Inc. (“BancGroup”) may designate, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock, par value $2.50 per share, of BancGroup (the “Common Stock”) which the undersigned would be entitled to vote at the annual meeting of stockholders to be held on April 19, 2006, and at any and all adjournments thereof. The proxies, in their discretion, are further authorized to vote (i) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, and (ii) on any other matter that may properly come before the meeting, including matters incident to the conduct of the meeting.

(Continued and to be signed on reverse side.)

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Ù  FOLD AND DETACH HERE  Ù

Ù  FOLD AND DETACH HERE  Ù

1. To elect the following Directors for terms expiring in 2009: (01) Lewis E. Beville (04) Joe D. Mussafer (02) Deborah L. Linden (05) Edward V. Welch (03) John Ed Mathison	FOR all nominees listed except as marked to the contrary ☐	WITHHOLD authority to vote for all nominees ☐

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE ABOVE LIST.

2. To ratify and approve an Amended and Restated Certificate of Incorporation for BancGroup. FOR ☐ AGAINST ☐ ABSTAIN ☐

3. To re-approve the material terms of the performance goals under The Colonial BancGroup, Inc. 2001 Long-Term Incentive Plan in order that certain awards under such plan be afforded beneficial tax treatment under Section 162(m) of the Internal Revenue Code of 1986.

FOR    ☐        AGAINST    ☐        ABSTAIN    ☐

PLEASE MARK ONE OF THE BOXES FOR EACH PROPOSAL TO REFLECT YOUR VOTE. PLEASE SIGN AND DATE THIS PROXY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PERSONS NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 ABOVE.

Signature(s)
Dated:                                                                                               , 2006

Please sign exactly as your name appears on this card. Agents, executors, administrators, guardians, and trustees must give full title as such. Corporations should sign by their President or authorized officer.

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Ù  Please detach proxy at perforation before mailing.  Ù

YOU MAY VOTE BY TELEPHONE OR THE INTERNET.

If you are voting by telephone or the internet, please do not mail your proxy.

(    VOTE BY TELEPHONE    (

Call Toll-Free using a Touch-Tone phone

1-800-693-8683

VOTE BY INTERNET

Access the Website and cast your vote

http://www.votefast.com

VOTE BY MAIL

Return your proxy in the postage-paid envelope provided.

Vote 24 hours a day, 7 days a week!

Your telephone or internet vote must be received by 11:59 p.m. eastern daylight time on April 18, 2006 to be counted in the final tabulation.

YOUR CONTROL NUMBER IS

Vote by Telephone

Have your proxy card available when you call the Toll-Free number 1-888-693-8683 using a touch-tone phone. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.

Vote by Internet

Have your proxy card available when you access the website http://www.cesvote.com. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.

Vote by Mail

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

To Change Your Vote

Any subsequent vote by any means will change your prior vote. For example, if you voted by telephone, a subsequent internet vote will change your vote. The last vote received before 11:59 p.m. eastern daylight time, April 18, 2006 will be the one counted. You may also revoke your proxy by voting in person at the Annual Meeting.